SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

Investment Company Act file number: 811-05071 or 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number — (360) 734-9900

Date of fiscal year end: November 30, 2013
Date of reporting period: November 30, 2013

Item 1. Annual Report

Short-Term Bond | STBFX

Bond Income | SBIFX

Core | SCORX

Global High Income | SGHIX

Growth | SSGFX

International | SSIFX

SEXTANT MUTUAL FUNDS

# Annual Report

**November 30, 2013**

Sextant Mutual Funds

Annual Report

November 30, 2013

Performance Summary (as of December 31, 2013) (unaudited)

Comparative returns and percentile Morningstar™ category rankings (1 is best)†

Average Annual Returns vs. Category Average Returns	10 Year	5 Year	3 Year	1 Year	Expense Ratio[1]
Sextant Short-Term Bond vs. Short-Term Bond category
Fund return	2.64%	2.55%	1.01%	0.22%	1.26%
Morningstar category	2.95%	3.93%	1.96%	0.45%	n/a
% Rank in category (funds in category)	69 (240)	76 (344)	81 (394)	58 (458)	n/a

Sextant Bond Income vs. Long-Term Bond category
Fund return	3.97%	5.33%	3.80%	-4.20%	1.36%
Morningstar category	5.10%	5.81%	6.04%	-5.31%	n/a
% Rank in category (funds in category)	100 (2)	65 (18)	87 (25)	24 (35)	n/a

Sextant Core[2] vs. Moderate Allocation category
Fund return	n/a	9.34%	6.35%	11.05%	1.32%
Morningstar category	6.06%	12.83%	9.17%	16.48%	n/a
% Rank in category (funds in category)	n/a	97 (674)	92 (739)	91 (877)	n/a

Sextant Global High Income[3] vs. Tactical Allocation category
Fund return	n/a	n/a	n/a	8.61%	1.22%
Morningstar category	4.38%	9.57%	5.00%	8.62%	n/a
% Rank in category (funds in category)	n/a	n/a	n/a	n/a	n/a

Sextant Growth vs. Large Growth category
Fund return	8.37%	14.84%	13.43%	30.29%	1.10%
Morningstar category	7.60%	19.01%	14.88%	33.92%	n/a
% Rank in category (funds in category)	27 (903)	95 (1303)	75 (1486)	78 (1712)	n/a

Sextant International vs. Foreign Large Blend category
Fund return	7.61%	7.89%	1.97%	7.49%	1.10%
Morningstar category	6.95%	12.30%	6.73%	19.44%	n/a
% Rank in category (funds in category)	31 (323)	97 (629)	94 (700)	99 (791)	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 800/SATURNA or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.sextantfunds.com, or call toll-free 800/SATURNA. Please read the prospectus or summary prospectus carefully before investing.

1By regulation, the expense ratios shown in this table are as of the Funds' most recent prospectus which is dated March 22, 2013, and incorporates results from the fiscal year ended November 30, 2012. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period (shown on page 4). Average annual total returns include changes in principal value, reinvested dividends and capital gain distributions, if any.

2Sextant Core began operations March 30, 2007.

3Sextant Global High Income Fund began operations March 30, 2012 and is not yet rated or ranked by Morningstar.

† Morningstar 12/31/2013. Morningstar, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar, by category as determined by Morningstar. The 12-month Rank shows how each Fund ranks in its Morningstar peer category for the 12 months ended Dec. 31, 2013. Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return™, Morningstar Risk-Adjusted Ratings™, and the load-adjusted returns do incorporate those fees.) Total returns do account for management, administrative, and 12b-1 fees and other costs automatically deducted from fund assets.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Sextant Short-Term Bond was 166th of 240 Short-Term Bond funds in the last 10 years, 264th of 344 funds in the last 5 years, 319th of 394 funds in the last 3 years, and 268th of 458 funds in the last year. Sextant Bond Income was 2nd of 2 Long-Term Bond funds in the last 10 years, 12th of 18 funds in the last 5 years, 22nd of 25 funds in the last 3 years, and 9th of 35 funds in the last year. Sextant Core was 654th of 674 Moderate Allocation funds in the last 5 years, 685th of 739 funds in the last 3 years, and 803rd of 877 funds in the last year. Sextant Growth was 243rd of 903 Large Growth funds in the last 10 years, 1249th of 1303 funds in the last 5 years, 1121st of 1486 funds in the last 3 years, and 1348th of 1712 funds in the last year. Sextant International was 100th of 323 Foreign Large Blend funds in the last 10 years, 611th of 629 funds in the last 5 years, 662nd of 700 funds in the last 3 years, and 788th of 791 funds in the last year.

2	November 30, 2013 Annual Report

Fellow Shareowners:

During another year marked by abnormally low interest rates, the Sextant equity and balanced funds continued to serve their investors with strong returns. For the fiscal year ended November 30, 2013, Sextant Growth returned 29.39%, Sextant Core Fund appreciated 10.96%, Sextant Global High Income returned 10.06%, and Sextant International returned 8.67%. Over the same period, the S&P US 500 Index returned 30.30%, while the S&P Global 1200 Index appreciated 26.33%.

With growth in economic production and declines in unemployment, interest rates in the later part of 2013 began to rise. As expected, this hurt returns for bond investors, and the low volatility Sextant Short-Term Bond Fund returned 0.82%. The longer-term Sextant Bond Income Fund returned -3.59%.

Three of the six Sextant Funds increased assets during the year. The combination of spreading fixed expenses over higher assets and the effects of Sextant's performance fee structure (based on one-year results relative to Morningstar categories) result in low annualized expense ratios. To help investment results through lowering expenses, Saturna Capital caps expenses for the Bond Income Fund, the Global High Income Fund, and the Short-Term Bond Fund; their expense ratios were unchanged. The expense ratios for the Core Fund, the Growth Fund, and the International Fund all declined for the year to 1.01%, 0.94%, and 0.66%, respectively.

Long-term Results

As long-term investors, we stress the importance of measuring performance over multiple years. This reveals how a fund performs during both good times and bad. The Performance Summary tables (for calendar years ended December 31, 2013, on the previous page, and for fiscal years ended November 30, 2013, on the next page) provide comparative returns and Morningstar category rankings, so you may review Fund performance for periods up to ten years.

Going Forward

The US economy is notably improving: unemployment is declining, construction is back, and consumer spending is rising. US manufacturing is strengthening, with exports rising. Consumer confidence has recovered, with low interest rates boosting auto sales and housing. Significant federal government tax increases are collecting more than expected, at least in the short-term. Sequestration actually worked to moderate federal spending, and the Congress agreed to a rare budget compromise that projects less spending. Corporate earnings for 2014 may not improve over a healthy 2013, but the outlook for every industry varies.

The future is always different from the past, and we vigilantly watch for significant changes in major trends. Past concerns about inflation, which drove up prices for precious metals and other commodities, are giving way to worries about deflation. After a fifty-year expansion built on ever-increasing credit, we welcome deleveraging by governments and consumers. Governments are making progress at strengthening the global financial system. More efficient, web-based organizations are deflationary, meaning the internet's main effect on business is broadly lower prices and less need for employment. Yet, regardless of the trend, the Sextant Funds will continue to invest in companies with solid revenues, earnings, dividends, and balance sheets.

Forecasts of both inflation and deflation create a mixed climate for the world's financial markets. We will continue to invest in innovative companies with the strong business advantages and balance sheets needed to navigate these shifting times. We aim to avoid companies dependent on government spending, and the regions and countries that are hurt the most in continuing austerity.

Global economic activity continues to be weak, so we expect a slow transition to higher interest rates. Bondholders should be rewarded with real returns. Low interest rates today reflect high confidence among Americans and investors around the world that current economic storms will be survived.

The Sextant Funds continue to offer investors a broad mix of investment vehicles: growth equities, international exposure, two blended portfolios, plus short-term and long-term fixed income options. The new Global High Income Fund is especially attractive to risk-averse investors seeking income from a broadly diversified portfolio. This Fund array serves our investors in both bull and bear markets by seeking steady, long-term growth with a focus on preservation of capital.

The Sextant Funds are crafted in part to provide investment vehicles for tax-deferred retirement and savings plans. Saturna Capital offers well-regarded administration services for Individual Retirement Accounts, Health Savings Accounts, Education Savings Accounts, and 401(k) plans. Please consider the extra advantages of compounding your returns inside these plans. Kindly review the following pages for more information about each Fund.

Respectfully,

(photo omitted)

Nicholas Kaiser MBA, CFA
President

November 30, 2013 Annual Report	3

Performance Summary (as of November 30, 2013) (unaudited)

Comparative returns and percentile Morningstar™ category rankings (1 is best)†

Average Annual Returns vs. Category Average Returns	10 Year	5 Year	3 Year	1 Year	Expense Ratio[1]
Sextant Short-Term Bond vs. Short-Term Bond category
Fund return	2.75%	2.93%	1.04%	0.82%	1.26%
Morningstar category	3.03%	4.27%	1.87%	0.64%	n/a
% Rank (category size)	69 (240)	76 (344)	79 (388)	44 (447)	n/a

Sextant Bond Income vs. Long-Term Bond category
Fund return	4.15%	6.35%	3.53%	-3.59%	1.36%
Morningstar category	5.30%	7.29%	5.34%	-5.92%	n/a
% Rank (category size)	100 (2)	59 (18)	83 (25)	24 (30)	n/a

Sextant Core[2] vs. Moderate Allocation category
Fund return	n/a	9.74%	7.00%	10.96%	1.32%
Morningstar category	6.29%	13.29%	10.27%	16.48%	n/a
% Rank (category size)	n/a	97 (671)	94 (729)	93 (861)	n/a

Sextant Global High Income[3] vs. Tactical Allocation category
Fund return	n/a	n/a	n/a	10.06%	1.22%
Morningstar category	4.84%	10.39%	5.97%	9.29%	n/a
% Rank (category size)	n/a	n/a	n/a	n/a	n/a

Sextant Growth vs. Large Growth category
Fund return	8.05%	14.67%	14.53%	29.39%	1.10%
Morningstar category	7.61%	18.80%	15.80%	30.71%	n/a
% Rank (category size)	35 (891)	95 (1303)	72 (1482)	61 (1696)	n/a

Sextant International vs. Foreign Large Blend category
Fund return	8.03%	8.05%	3.01%	8.67%	1.10%
Morningstar category	7.50%	13.44%	8.69%	21.69%	n/a
% Rank (category size)	34 (314)	98 (625)	95 (690)	99 (780)	n/a

Performance data quoted above represents past performance and is no guarantee of future results. Results are shown for 12 months ended November 30, 2013 ("1 Year" column above) because the Sextant Funds' performance fees are based on the same period. Results are shown for other fiscal periods by regulation. The Adviser has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

1By regulation, the expense ratios shown in this table are as of the Funds' most recent prospectus which is dated March 22, 2013, and incorporates results from the fiscal year ended November 30, 2012. Ratios presented in this table differ from expense ratios shown elsewhere in this report as they represent different fiscal periods.

2Sextant Core began operations on March 30, 2007.

3Sextant Global High Income Fund began operations March 30, 2012 and is not yet rated or ranked by Morningstar.

† Morningstar 11/30/2013. Morningstar, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar, by category as determined by Morningstar. The 1 Year Rank shows how each Fund ranks in its Morningstar peer category for the year ended November 30, 2013.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Sextant Short-Term Bond was 166th of 240 Short-Term Bond funds in the last 10 years, 264th of 344 funds in the last 5 years, 307th of 388 funds in the last 3 years, and 197th of 447 funds in the last year. Sextant Bond Income was 2nd of 2 Long-Term Bond funds in the last 10 years, 11th of 18 funds in the last 5 years, 21st of 25 funds in the last 3 years, and 8th of 30 funds in the last year. Sextant Core was 651st of 671 Moderate Allocation funds in the last 5 years, 692nd of 729 funds in the last 3 years, and 806th of 861 funds in the last year. Sextant Growth was 312th of 891 Large Growth funds in the last 10 years, 1244th of 1303 funds in the last 5 years, 1075th of 1482 funds in the last 3 years, and 1041st of 1696 funds in the last year. Sextant International was 107th of 314 Foreign Large Blend funds in the last 10 years, 614th of 625 funds in the last 5 years, 661st of 690 funds in the last 3 years, and 777th of 780 funds in the last year.

4	Annual Report November 30, 2013

Sextant Short-Term Bond Fund

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2013)
	10 Year	5 Year	1 Year	Expense Ratio[1]
Sextant Short-Term Bond Fund	2.75%	2.93%	0.82%	1.26%
Citigroup Gov./Corp. Inv. Grade Index 1-3 Years	2.98%	2.28%	0.82%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2003, to an identical amount invested in the Citigroup Gov./Corp. Investment Grade Index 1-3 Years, a broad-based index of investment grade bond prices. The graph shows that an investment in the Fund would have risen to $13,121 versus $13,415 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares. The Adviser has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

[1] By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus, which is dated March 22, 2013, and incorporates results for the fiscal year ended November 30, 2012, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods and differs from the actual expense ratio which reflects the adviser's expense cap.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Portfolio Diversification	Top Ten Holdings
	% of total net assets
Industry weightings are shown as a percentage of total net assets.	Murray Street Trust 1 4.647% due 03/09/2017	4.5%
	Cintas Corp No. 2 6.125% due 12/01/2017	4.2%
	Broadrige Financial Solutions 6.125% due 06/01/2017	4.1%
	LaClede Gas 5.75% due 08/15/2018	4.1%
	Oracle 5.75% due 04/15/2018	4.0%
	General Electric Capital 5.625% due 09/15/2017	3.9%
	Georgia Power 5.70% due 06/01/2017	3.9%
	Petrobras International Finance 6.125% due 10/06/2016	3.7%
	BlackRock 3.50% due 12/10/2014	3.5%
	America Movil Sab de CV 2.375% due 09/18/2016	3.5%

November 30, 2013 Annual Report	5

Sextant Short-Term Bond Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Phelps McIlvaine
Portfolio Manager

Fiscal Year 2013

For the fiscal year ended November 30, 2013, the Sextant Short-Term Bond Fund returned 0.82%. This annual return compared favorably with its Morningstar category peer group, which returned an average of 0.64% during the same period. For the five years ending November 30, 2013, the Fund provided a 2.93% annualized total return versus 4.27% for its Morningstar peer category group. The Fund's share price fell slightly from $5.07 to $5.05. Net investment income, reflecting the market's low rates, declined from 1.47% to 1.20%. Fund shares outstanding rose 9.8%. Fund assets rose 9.2%. The Fund's 30-day SEC yield was 0.90%, and its unsubsidized 30-day SEC yield was 0.45%. Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's effective expense ratio remained at 0.75%.

Factors Affecting Past Performance

In 2013, economic growth in the US, China, and Japan was better than expected. Rates around the world generally rose. The eurozone managed to avoid a crisis, and the fixed income markets functioned smoothly. For a third year returns were in large part policy-driven by the Federal Reserve Bank. The Federal Reserve near-zero Fed Funds policy kept rates tethered, leading to total returns close to the Fund's 30-day SEC yield (0.90%) for a second year. The Federal Reserve's initial reduction in quantitative easing allowed intermediate and long rates to normalize, ending negative real yields beyond seven years and producing a steeper yield curve. Longer paper experienced higher losses than shorter paper. The improving economy led to more spread compression, with high-yield paper returning more than investment-grade paper. Corporates returned more than US Treasury paper under three years. The Fund's overweight position in corporate paper boosted returns while our positions in taxable municipal paper lagged. In response to a steeper yield curve, the Fund moved dollar-weighted average maturity close to its normal maximum of three years.

Looking Forward

For 2014 we expect returns similar to 2013. The US economy will continue to improve, barring any serious financial disruptions. The Federal Reserve has announced a continuation of the zero interest rate policy for 2014 resulting in a free "put" for bondholders in short-term markets.

The Federal Reserve will reduce quantitative easing, allowing intermediate and long rates to normalize (rise) further. The yield curve will steepen more.

However, the Federal Reserve is a long way from being able to justify an end to its near-zero Federal Funds rate policy. While US economic growth, stock markets, housing, and auto sectors are improving, Fed policy has proven less effective at boosting real wages, total employment, debt reduction, the velocity of money, and inflation. Cyclical upward pressure on inflation and interest rates has been and will continue to be modest. It is essential for bond investors to recognize the difference between a normalization of bond yields after a period of deliberate suppression by the Federal Reserve and a cyclical bottom in rates based on rising wages and inflation. We expect the former and not the latter.

On balance, we expect US corporate balance sheets to improve further even as earnings flatten. However, we are aware the impact of some of last year's record borrowing may have weakened issuer credit when the money was used for share buybacks or dividend payments instead of new investments. We expect 2014 will be a good year for some sectors of the US economy, the equity markets, and for wealthy, high-income taxpayers.

The Fund expects to maintain a dollar-weighted average maturity close to three years, an overweight position in corporate and taxable municipal paper, and initiate principal protection in longer floating-rate or step-up coupon securities.

The short bond market can continue to provide uncorrelated positive returns, lowered volatility, and diversification for risk-conscious investors.

Management Fee Calculations

The Sextant Short-Term Bond Fund calculates the performance part of its management fee by comparing the Fund's return to the average return of Morningstar's™ "Short-Term Bond" category. The Fund's 12-month return (0.82%) was less than 1% percent above the Morningstar™ average (0.64%) at month-end November 30, 2013. Therefore, no bonus was earned, and the basic annual management fee of 0.60% was charged for the month of December 2013. Note that the management fee is partially waived due to the adviser's voluntary cap (at 0.75%) on total Fund expenses.

6	Annual Report November 30, 2013

Sextant Short-Term Bond Fund

Schedule of Investments
Corporate Bonds — 87.3%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Communications

Telecom Carriers
America Movil Sab de CV	2.375% due 09/18/2016	$250,000	$256,973	3.5%

		250,000	256,973	3.5%

Consumer Discretionary

Apparel, Footwear, Accessory Design
Cintas Corp No. 2	6.125% due 12/01/2017	270,000	308,537	4.2%

Automobile OEM
American Honda	1.50% due 09/11/2017	250,000	248,839	3.4%
Toyota Motor Credit	1.25% due 10/05/2017	226,000	224,592	3.1%
		476,000	473,431	6.5%

		746,000	781,968	10.7%

Consumer Staples

Beverages
Coca Cola Hellenic	5.50% due 09/17/2015	175,000	187,388	2.5%

Food Manufacturing
Sara Lee	2.75% due 09/15/2015	245,000	252,773	3.5%

Household Products Manufacturing
Clorox	5.00% due 01/15/2015	200,000	209,298	2.9%

		620,000	649,459	8.9%

Energy

Exploration & Production
Enbridge (Pipeline)	5.60% due 04/01/2017	200,000	224,780	3.1%
Petrobras International Finance	6.125% due 10/06/2016	250,000	273,438	3.7%
		450,000	498,218	6.8%

Midstream — Oil & Gas
Kinder Morgan Energy Partners	5.00% due 12/15/2013	100,000	100,141	1.4%

Power Generation
Georgia Power	5.70% due 06/01/2017	250,000	284,789	3.9%

Refining & Marketing
Ultramar Diamond Shamrock	7.20% due 10/15/2017	189,000	218,216	3.0%

		989,000	1,101,364	15.1%

Financials

Banks
BNP Paribas	2.375% due 09/14/2017	250,000	256,633	3.5%
Murray Street Trust 1	4.647% due 03/09/2017	300,000	325,995	4.5%
PNC Funding	5.40% due 06/10/2014	200,000	205,188	2.8%
		750,000	787,816	10.8%

Continued on next page.
The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	7

Sextant Short-Term Bond Fund

Schedule of Investments
Corporate Bonds — 87.3%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Financials (continued)

Commercial Finance
General Electric Capital	5.625% due 09/15/2017	$250,000	$287,089	3.9%

Investment Management
BlackRock	3.50% due 12/10/2014	250,000	257,859	3.5%

Payment & Data
Broadrige Financial Solutions	6.125% due 06/01/2017	275,000	301,781	4.1%

Retail REIT
Simon Property Group	5.10% due 06/15/2015	220,000	234,891	3.2%

		1,745,000	1,869,436	25.5%

Industrials

Electrical Components
ABB Finance	1.625% due 05/08/2017	250,000	251,229	3.5%

Rail Freight Transportation
Burlington Northern Santa Fe	5.65% due 05/01/2017	200,000	227,709	3.1%

		450,000	478,938	6.6%

Materials

Base Metals
Rio Tinto Finance	8.95% due 05/01/2014	150,000	155,098	2.1%

Basic & Diversified Chemicals
Air Products & Chemicals	1.20% due 10/15/2017	250,000	247,033	3.4%

Chemicals Distribution
Sherwin Williams	1.35% due 12/15/2017	250,000	247,112	3.4%

		650,000	649,243	8.9%

Technology

Infrastructure Software
Oracle	5.75% due 04/15/2018	250,000	292,207	4.0%

		250,000	292,207	4.0%

Utilities

Utility Networks
LaClede Gas	2.00% due 08/15/2018	300,000	300,300	4.1%

		300,000	300,300	4.1%

Total Corporate Bonds		6,000,000	6,379,888	87.3%

Continued on next page.

8	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Schedule of Investments
Municipal Bonds — 7.6%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Commerce Charter Township MI	5.50% due 12/01/2013	$125,000	$125,000	1.7%
Manhattan KS	3.276% due 12/01/2013	180,000	180,000	2.5%
Southwestern MI Community College	4.875% due 05/01/2015	125,000	130,659	1.8%

		430,000	435,659	6.0%

Revenue

Kansas City Special Facility Revenue	4.25% due 09/01/2016	110,000	117,044	1.6%

		110,000	117,044	1.6%

Total Municipal Bonds		540,000	552,703	7.6%

Total investments	(Cost = $6,905,511)	$6,540,000	6,932,591	94.9%
Other assets (net of liabilities)			374,501	5.1%
Total net assets			$7,307,092	100.0%

Bond Quality Diversification

Based on total net assets as of 11/30/2013. Source: Moody's Investors Services.

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	9

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities
As of November 30, 2013

Assets
Investments in securities, at value (Cost $6,905,511)	$6,932,591
Cash	285,374
Interest receivable	82,749
Receivable for Fund shares sold	13,071
Total assets	7,313,785
Liabilities
Payable to affiliates	4,114
Accrued expenses	2,039
Accrued distribution fee	501
Distributions payable	39
Total liabilities	6,693
Net Assets	$7,307,092

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$7,296,024
Undistributed net investment income	1,308
Accumulated net realized loss	(17,320)
Unrealized net appreciation on investments	27,080
Net assets applicable to Fund shares outstanding	$7,307,092

Fund shares outstanding	1,447,870

Net asset value, offering and redemption price per share	$5.05

Statement of Operations
Year ended November 30, 2013

Investment income
Interest income	$151,036
Miscellaneous Income	3
Gross investment income	151,039
Expenses
Investment adviser fees	38,960
Distribution fees	19,297
Filing and registration fees	15,770
Audit fees	5,002
Retirement plan custodial fees	3,387
Printing and postage	1,808
Chief Compliance Officer expenses	1,428
Trustee fees	1,241
Other expenses	652
Custodian fees	351
Legal fees	339
Total gross expenses	88,235
Less adviser fees waived	(29,822)
Less custodian fee credits	(351)
Net expenses	58,062
Net investment income	$92,977

Net realized gain from investments	$21,302
Net decrease in unrealized appreciation on investments	(75,115)
Net loss on investments	$(53,813)

Net increase in net assets resulting from operations	$39,164

10	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2013	Year ended Nov. 30, 2012
Increase (decrease) in net assets from operations
From operations
Net investment income	$92,977	$95,126
Net realized gain (loss) on investments	21,302	(25,395)
Net decrease in unrealized appreciation	(75,115)	(8,532)
Net increase in net assets	39,164	61,199
Distributions to shareholders from
Net investment income	(92,977)	(95,199)
Capital share transactions
Proceeds from sales of shares	2,407,968	1,532,236
Value of shares issued in reinvestment of dividends	92,022	94,423
Early redemption fees retained	-	2
Cost of shares redeemed	(1,827,832)	(990,325)
Net increase in net assets	672,158	636,336
Total increase in net assets	618,345	602,336

Net assets
Beginning of year	6,688,747	6,086,411
End of year	7,307,092	6,688,747

Undistributed net investment income	$1,308	$1,308

Shares of the Fund sold and redeemed
Number of shares sold	475,701	300,843
Number of shares issued in reinvestment of dividends	18,254	18,555
Number of shares redeemed	(364,256)	(194,555)
Net increase in number of shares outstanding	129,699	124,843

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2013	2012	2011	2010	2009
Net asset value at beginning of year	$5.07	$5.10	$5.12	$5.10	$4.84
Income from investment operations
Net investment income	0.06	0.07	0.09	0.12	0.16
Net gain (loss) on securities (both realized and unrealized)	(0.02)	(0.03)	(0.02)	0.02	0.26
Total from investment operations	0.04	0.04	0.07	0.14	0.42
Less distributions
Dividends (from net investment income)	(0.06)	(0.07)	(0.09)	(0.12)	(0.16)
Total distributions	(0.06)	(0.07)	(0.09)	(0.12)	(0.16)
Paid-in capital from early redemption fees	-	0.00[1]	0.00[1]	0.00[1]	0.00[1]

Net asset value at end of year	$5.05	$5.07	$5.10	$5.12	$5.10

Total return	0.82%	0.89%	1.42%	2.87%	8.87%

Ratios / supplemental data
Net assets ($000), end of year	$7,307	$6,689	$6,086	$5,136	$4,070
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.14%	1.26%	1.33%	1.34%	1.49%
After fee waivers	0.76%	0.76%	0.75%	0.76%	0.76%
After fee waivers and custodian fee credits	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	1.20%	1.47%	1.79%	2.42%	3.26%
Portfolio turnover rate	50%	26%	14%	27%	28%
[1]Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	11

Sextant Bond Income Fund

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2013)
	10 Year	5 Year	1 Year	Expense Ratio[1]
Sextant Bond Income Fund	4.15%	6.35%	-3.59%	1.36%
Citigroup Broad Investment Grade Bond Index	4.82%	5.04%	-1.60%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2003, to an identical amount invested in the Citigroup Broad Investment Grade Bond Index, a broad-based index of investment grade bond prices. The graph shows that an investment in the Fund would have risen to $15,018 versus $16,018 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares. The Adviser has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

[1] By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus, which is dated March 22, 2013, and incorporates results for the fiscal year ended November 30, 2012, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.90%. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods and differs from the actual expense ratio which reflects the adviser's expense cap.

Fund Objective

The objective of the Bond Income Fund is current income.

Portfolio Diversification	Top Ten Holdings
	% of total net assets
Industry weightings are shown as a percentage of total net assets.	United States Treasury Note 1.00% due 11/30/2019	5.4%
	Puget Sound Energy 7.02% due 12/01/2027	4.2%
	American Municipal Power Ohio Rev. 7.20% due 02/15/2029	4.1%
	Blaine Co. ID SCD #61 Hailey 5.25% due 08/01/2020	3.9%
	Merck & Co. (Schering) 6.50% due 12/01/2033	3.8%
	Boeing 6.125% due 02/15/2033	3.6%
	Canadian Natural Resources 6.45% due 06/30/2033	3.6%
	Johnson Co. KS Bldg. Ls./Pr. REV. BAB 4.60% due 09/01/2026	3.6%
	Bank of Nova Scotia Yankee 3.00% due 11/16/2026	3.5%
	UBS AG Stamford CT 7.75% due 09/01/2026	3.5%

12	Annual Report November 30, 2013

Sextant Bond Income Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Phelps McIlvaine
Portfolio Manager

Fiscal Year 2013

For the fiscal year ended November 30, 2013, the Sextant Bond Income Fund returned -3.59%. This annual return compared favorably with that of its Morningstar Category "Long-Term Bond" peer group, which returned -5.92 % during the same period. The Fund's 30-day SEC yield was 2.77%, and its unsubsidized 30-day SEC yield was also 2.77%. The Fund's share price declined from $5.41 to $5.05. For the five years ended November 30, 2013, the Fund provided an annualized total return of 6.35%, below the 7.29% annualized return for the Morningstar peer group category. 2013 net investment income was unchanged at 3.23%. Fund shares outstanding fell 4% with total net assets declining 10% during fiscal 2013. The Fund's expense ratio declined to 0.89% due to the Fund's fulcrum advisory fee, the expense cap, and Fund's performance relative to its peer group category.

Factors Affecting Past Performance

Federal Reserve Bank policies continued to influence returns across the yield curve. The ongoing near-zero federal funds rate tethered short rates and provided a free "put" for short-term bond investors. The Federal Reserve's initial reduction in quantitative easing allowed intermediate and long rates to begin to normalize (rise), ending negative real yields beyond seven years and creating a significantly steeper yield curve. In general, longer maturities experienced larger losses than shorter maturities. Improving credit metrics and risk-seeking investors produced significantly higher returns for high-yield bonds than for investment-grade bonds. Interest-sensitive sectors such as housing, automobiles, and banking outperformed for the year.

Rate volatility saw a temporary spike at mid-year in response to the Federal Reserve's initial attempt at "tapering" its open market bond purchases, called quantitative easing. The Federal Reserve's second attempt included a calming assurance of an extended period of low short-term rates. Corporate bond issuance surged in anticipation of higher rates with inconsistent impacts on issuer credit quality.

In response to a significantly steeper yield curve, the Fund extended its dollar-weighted average maturity to the "under normal circumstances" ten-year area while holding average credit quality constant. The Fund remained underweight US Treasury and Agency bonds and overweight high-grade, taxable corporate and municipal bonds.

Looking Forward

For 2014, we expect the near-zero federal funds rate policy to continue through 2014, anchoring the short end of the yield curve. We expect the Federal Reserve will recognize the limits and hazards inherent in quantitative easing and slow the policy, resulting in higher long rates and a steeper yield curve. We expect economic growth to continue to strengthen modestly. However, the Federal Reserve is not yet able to justify an end to its near-zero Federal Funds rate policy. While US economic growth, equity prices, housing, and auto sectors may have improved, quantitative easing has proven less effective at boosting real wages, employment, debt reduction, the velocity of money, and inflation. Cyclical upward pressure on inflation and interest rates has been and will continue to be modest. It is essential for bond investors to recognize the difference between a normalization of bond yields after a period of deliberate suppression by the Federal Reserve and a cyclical bottom in rates based on rising wages and inflation. We expect the former and not the latter.

The US taxable yield curve today is consistently steep and near historically wide spreads. We expect the curve can widen further in 2014. However, higher long yields will generate global demand from retirees and underfunded pensions sufficient to keep a ceiling on long rates and a floor under long bond prices. The reemergence of positive real rates and continued stable low inflation imply today is not the time to shy away from long bonds. The Fund expects to maintain and/or extend duration in the coming year.

Credit spreads ended 2013 at their narrowest levels of the year. Despite a move to modestly higher yields and a steeper yield curve, we expect corporate bonds and taxable municipal bonds will continue to outperform US Treasury and Agency paper even if only by a narrow margin. We expect to maintain the overall credit quality of the portfolio at current level as the risk/return ratio of lower-rated paper has now become less appealing.

Management Fee Calculations

The Sextant Bond Income Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "Long-Term Bond" category. The Fund's 12-month return (-3.59%) was more than 2% above the Morningstar™ category average (-5.92%) at month-end November 30, 2013. Therefore, the basic annual management fee of 0.60% was increased by the maximum 0.20% to 0.80% for the month of December 2013. Note that significant portions of the Fund's expenses are waived due to the adviser's voluntary cap on total Fund expenses.

November 30, 2013 Annual Report	13

Sextant Bond Income Fund

Schedule of Investments
Corporate Bonds — 51.4%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

Auto Retail Stores
AutoZone	5.50% due 11/15/2015	$95,000	$103,284	1.5%

		95,000	103,284	1.5%

Consumer Staples

Pharmacies & Drug Stores
CVS Caremark	6.25% due 06/01/2027	200,000	235,757	3.3%

		200,000	235,757	3.3%

Energy

Exploration & Production
Canadian Natural Resources	6.45% due 06/30/2033	225,000	255,024	3.6%

Integrated Oils
ConocoPhillips	6.00% due 01/15/2020	150,000	176,695	2.5%
StatoilHydro	2.90% due 10/15/2014	200,000	204,283	2.9%
		350,000	380,978	5.4%

Oil & Gas Services
Baker Hughes	6.875% due 01/15/2029	100,000	125,682	1.7%

		675,000	761,684	10.7%

Financials

Banks
Bank of Nova Scotia Yankee	3.00% due 11/16/2026	250,000	249,702	3.5%

Institutional Brokerage
Paine Webber Group	7.625% due 02/15/2014	50,000	50,450	0.7%
UBS AG Stamford CT	7.75% due 09/01/2026	200,000	248,745	3.5%
		250,000	299,195	4.2%

Property & Casualty
St. Pauls Travelers Insurance	5.50% due 12/01/2015	125,000	136,981	1.9%

		625,000	685,878	9.6%

Health Care

Generic Pharmaceuticals
Teva Pharmaceutical	3.65% due 11/10/2021	250,000	245,082	3.5%

Large Pharmaceuticals
Merck & Co. (Schering)	6.50% due 12/01/2033	215,000	270,574	3.8%
Pharmacia	6.50% due 12/01/2018	100,000	122,409	1.7%
		315,000	392,983	5.5%

		565,000	638,065	9.0%

Continued on next page.

14	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Schedule of Investments
Corporate Bonds — 51.4%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Industrials

Agricultural Machinery
Deere & Company	8.10% due 05/15/2030	$95,000	$131,548	1.8%

Commercial Aircraft
Boeing	6.125% due 02/15/2033	215,000	256,120	3.6%

		310,000	387,668	5.4%

Materials

Basic & Diversified Chemicals
Air Products & Chemicals	8.75% due 04/15/2021	50,000	65,423	0.9%

Raw Material Suppliers
BHP Finance USA	5.25% due 12/15/2015	125,000	136,132	1.9%

		175,000	201,555	2.8%

Utilities

Integrated Utilities
Entergy Louisiana	5.40% due 11/01/2024	200,000	227,568	3.2%
Florida Power & Light	5.95% due 10/01/2033	100,000	119,732	1.7%
		300,000	347,300	4.9%

Power Generation
Puget Sound Energy	7.02% due 12/01/2027	237,000	301,615	4.2%

		537,000	648,915	9.1%

Total Corporate Bonds		3,182,000	3,662,806	51.4%

Foreign Government Bonds — 3.1%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Canadian Government
Quebec Canada Yankee	7.125% due 02/09/2024	175,000	222,867	3.1%

		175,000	222,867	3.1%

Municipal Bonds — 33.2%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Blaine Co. ID SCD #61 Hailey	5.25% due 08/01/2020	250,000	279,777	3.9%
City of Burlington Taxable GO 2009 Series B	5.75% due 11/01/2028	160,000	142,998	2.0%
Dell Rapids SCD 49-3	6.257% due 01/15/2030	200,000	219,138	3.1%
Dupage Co. IL SCD #502	5.50% due 01/01/2026	150,000	164,270	2.3%
Idaho Hsg. & Fin. GARVEE BAB A-2	5.379% due 07/15/2020	180,000	199,292	2.8%
Milan Co. MI Area Schools	6.45% due 05/01/2024	150,000	167,018	2.4%
San Marcos Texas ULTD GO BAB	6.028% due 08/15/2030	200,000	211,712	3.0%
Springville UT GO BAB	5.30% due 05/01/2031	240,000	244,841	3.4%

		1,530,000	1,629,046	22.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	15

Sextant Bond Income Fund

Schedule of Investments
Municipal Bonds — 33.2%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Revenue

American Municipal Power Ohio Rev.	7.20% due 02/15/2029	$250,000	$293,970	4.1%
Johnson Co. KS Bldg. Ls./Pr. REV. BAB	4.60% due 09/01/2026	250,000	253,500	3.6%
Oklahoma City Fin. Auth. Ed. Lease Rev.	6.60% due 09/01/2022	160,000	183,638	2.6%

		660,000	731,108	10.3%

Total Municipal Bonds		2,190,000	2,360,154	33.2%

US Government Bonds — 5.4%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Treasury Notes

United States Treasury Note	1.00% due 11/30/2019	400,000	382,375	5.4%

		400,000	382,375	5.4%

Total investments	(Cost = $6,434,367)	$5,947,000	6,628,202	93.1%
Other assets (net of liabilities)			489,229	6.9%
Total net assets			$7,117,431	100.0%

Bond Quality Diversification

Based on total net assets as of 11/30/2013. Source: Moody's Investors Services.

16	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Statement of Assets and Liabilities
As of November 30, 2013

Assets
Investments in securities, at value (Cost $6,434,367)	$6,628,202
Cash	407,591
Interest receivable	88,213
Receivable for Fund shares sold	1,282
Insurance reserve premium	400
Total assets	7,125,688
Liabilities
Payable to affiliates	5,698
Accrued expenses	1,905
Accrued distribution fee	486
Distributions payable	168
Total liabilities	8,257
Net assets	$7,117,431

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$6,961,451
Accumulated net realized loss	(37,855)
Unrealized net appreciation on investments	193,835
Net assets applicable to Fund shares outstanding	$7,117,431

Fund shares outstanding	1,410,638

Net asset value, offering and redemption price per share	$5.05

Statement of Operations
Year ended November 30, 2013

Investment income
Interest income	$305,916
Gross investment income	305,916
Expenses
Investment adviser fees	36,385
Distribution fees	18,579
Filing and registration fees	15,048
Audit fees	5,003
Printing and postage	1,981
Retirement plan custodial fees	1,926
Chief Compliance Officer expenses	1,534
Trustee fees	1,325
Other expenses	742
Legal fees	366
Custodian fees	348
Total gross expenses	83,237
Less adviser fees waived	(16,676)
Less custodian fee credits	(348)
Net expenses	66,213
Net investment income	$239,703

Net realized gain on securities sold	$804
Net decrease in unrealized appreciation on investments	(518,569)
Net loss on investments	$(517,765)

Net decrease in net assets resulting from operations	$(278,062)

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	17

Sextant Bond Income Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2013	Year ended Nov. 30, 2012
Increase (decrease) in net assets from operations
From operations
Net investment income	$239,703	$235,934
Net realized gain on investments	804	1,393
Net increase (decrease) in unrealized appreciation	(518,569)	301,371
Net increase (decrease) in net assets	(278,062)	538,698
Distributions to shareholders from
Net investment income	(239,703)	(236,032)
Capital share transactions
Proceeds from sales of shares	696,753	1,153,680
Value of shares issued in reinvestment of dividends	236,870	233,164
Early redemption fees retained	-	412
Cost of shares redeemed	(1,220,041)	(554,753)
Net increase (decrease) in net assets	(286,418)	832,503
Total increase (decrease) in net assets	(804,183)	1,135,169

Net assets
Beginning of year	7,921,614	6,786,445
End of year	$7,117,431	$7,921,614

Shares of the Fund sold and redeemed
Number of shares sold	132,048	217,617
Number of shares issued in reinvestment of dividends	45,578	43,756
Number of shares redeemed	(231,174)	(104,519)
Net increase (decrease) in number of shares outstanding	(53,548)	156,854

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2013	2012	2011	2010	2009
Net asset value at beginning of year	$5.41	$5.19	$5.03	$4.96	$4.46
Income from investment operations
Net investment income	0.17	0.17	0.18	0.19	0.21
Net gain (loss) on securities (both realized and unrealized)	(0.36)	0.22	0.16	0.07	0.50
Total from investment operations	(0.19)	0.39	0.34	0.26	0.71
Less distributions
Dividends (from net investment income)	(0.17)	(0.17)	(0.18)	(0.19)	(0.21)
Total distributions	(0.17)	(0.17)	(0.18)	(0.19)	(0.21)
Paid-in capital from early redemption fees	-	-	0.00[1]	0.00[1]	-

Net asset value at end of year	$5.05	$5.41	$5.19	$5.03	$4.96

Total return	(3.59)%	7.64%	6.95%	5.43%	16.33%

Ratios / supplemental data
Net assets ($000), end of year	$7,117	$7,922	$6,786	$5,418	$3,951
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.12%	1.36%	1.26%	1.24%	1.70%
After fee waivers	0.90%	0.91%	0.91%	0.91%	0.90%
After fee waivers and custodian fee credits	0.89%	0.90%	0.90%	0.90%	0.89%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	3.23%	3.23%	3.56%	3.89%	4.46%
Portfolio turnover rate	8%	6%	14%	10%	38%
[1]Amount is less than $0.01

18	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2013)
	10 Year	5 Year	1 Year	Expense Ratio[1]
Sextant Core Fund	n/a	9.74%	10.96%	1.32%
Dow Jones Moderate US Portfolio Index	7.42%	13.21%	14.97%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2007 to an identical amount invested in the Dow Jones Moderate Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $13,163 versus $14,186 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

1 By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus, which is dated March 22, 2013 and incorporates results for the fiscal year ended November 30, 2012. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Portfolio Diversification	Top Ten Holdings
	% of total net assets
Industry weightings are shown as a percentage of total net assets.	Bellsouth Capital Funding 7.875% due 02/15/2030	2.6%
	3M	2.3%
	ConocoPhillips	2.1%
	Chubb	2.1%
	Nike	2.0%
	Express Scripts	2.0%
	Sanofi-Aventis ADS	1.9%
	ADT Corp 4.125% due 06/15/2023	1.9%
	Tyco International 8.50% due 01/15/2019	1.8%
	Williams Companies	1.8%

November 30, 2013 Annual Report	19

Sextant Core Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Peter Nielsen MBA, CFA, CIPM
Portfolio Manager

Fiscal Year 2013

Risk appetite was fueled by further Federal Reserve asset purchase programs, producing an outsized gain for the equity markets. For the fiscal year, the S&P 500 Index returned 30.30%. US markets were favored due to economic stability along with improving economic growth. As with the prior fiscal year, the main driver of stock returns was the growth in valuation multiples. The S&P 500 Index started the fiscal year trading at 14.2x earnings and ended at 17.0x earnings. Future gains will require earnings growth, though in this age of activist central bankers it is impossible to discount further increases in investor risk appetite.

The Sextant Core Fund produced a solid 10.96% total return. This lagged the benchmark Dow Jones Moderate Portfolio Index by 4.01%, as the portfolio remains conservative in its equity allocation. With inflation expectations remaining stable, there is little apparent concern over the longer-term impacts of unconventional monetary policy. No one really knows what the effects of these policies are as we have ventured down a path not taken before. With some signs that the Federal Reserve will now reduce its asset purchases, markets may react negatively. With the world afloat in a sea of capital that can move quickly, policy changes have the potential for unexpected impacts on the global capital markets.

As is our focus, we remain committed to a bottom-up investment process that identifies companies having solid fundamentals and only investing at valuations that provide for a margin of safety, believing that, in the long run, investors will benefit from an investment strategy that remains disciplined as well as broadly diversified. On the point of valuation, it is becoming increasingly difficult to identify opportunities that have the margin of safety given the run-up in prices.

Factors Affecting Past Performance

Equities
Sector allocation largely explains the lagging performance of the Fund in fiscal 2013. The fund was underweight the Information Technology, Financials, and the Consumer Discretionary sectors, and the performance differentials of these three sectors effectively explain the variance in performance between the Fund and benchmark. The fund increased its exposure to Financials during the year though it remained underweight relative to broad benchmarks. We continue to be overweight the Health Care sector, which performed well as the market anticipates the arrival of new demand via the implementation of the Affordable Care Act in 2014. The Utility sector did well and added value through investments in assets that continue to show the potential for future earnings growth.

Fixed Income
The bond portfolio maintained its lower-than-benchmark duration, and this benefited investors during the year as benchmark rates started the year at depressed levels and generally rose as the months passed. The Sextant Core Fund also benefited by taking measured credit risk and not investing in US Treasurys. The spread between Treasurys and corporate bonds continued to narrow, and this resulted in superior performance for the Fund. Lastly, recognizing the opportunities presented in the yield curve, the Fund has taken some key rate risk that has produced opportunities for capital appreciation despite the rising rate environment.

Looking Forward

As fast as investors sought out fixed income products in 2012, they shunned them in 2013. Investor mania currently favors equities though their timing is often wrong. It is difficult to manage the risk of missing exposure to a rising equity market relative to the safety of low-yielding, lower-risk fixed income investments. However, balanced funds such as the Sextant Core Fund with its mandated asset mix inherently manage this risk without attempting to time the market in terms of asset class selection.

The Fund benefited from risk-seeking behavior in its fixed income allocation as spreads compressed. This is unlikely to continue much longer. The outsized gains in fixed income are behind us. While forecasters have typically been overly pessimistic on fixed income rates in past years, estimates for 2014 appear to be a reasonable indicator of what is probably the single biggest risk for fixed income investors (barring exogenous macro factors) — rising yields. We will seek to take some key rate risk to offset some of the drag from the potential rise in interest rates.

As for corporate profits, current expectations are for high single-digit earnings growth based on aggregate bottom-up estimates. Comments from the management of many companies suggest that economic growth continues to be weak and sometimes elusive. In a low-growth environment, earnings quality, dividend growth, and value matter all the more in terms of achieving steady, long-term investment returns.

Management Fee Calculations

The Sextant Core Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "Moderate Allocation" category. The Fund's 12-month return (10.96%) was more than four percent below the Morningstar™ category average (16.48%) as of November 30, 2013. Therefore, the basic 0.60% annual management fee was reduced to 0.30% for the month of December 2013.

20	Annual Report November 30, 2013

Sextant Core Fund

Schedule of Investments
Common Stocks — 60.3%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Telecom Carriers
AT&T	3,000	$92,759	$105,630		1.5%
Telenor	1,000	23,202	24,040	Norway	0.4%
Vodafone Group ADS	2,500	64,150	92,725	United Kingdom	1.3%
		180,111	222,395		3.2%

Consumer Discretionary

Apparel, Footwear, Accessory Design
Nike	1,800	51,646	142,452		2.0%
Prada ADR	3,500	70,259	68,250	Italy	1.0%
		121,905	210,702		3.0%

E-Commerce Discretionary
eBay²	2,000	105,719	101,040		1.4%

Home Improvement
Stanley Black & Decker	446	29,654	36,300		0.5%

Home Products Stores
Lowe's	1,400	39,433	66,472		1.0%

Passenger Transportation
LATAM Airlines ADS	5,000	73,671	80,550	Chile	1.2%

		370,382	495,064		7.1%

Consumer Staples

Beverages
Ambev ADR	10,000	60,610	75,600	Brazil	1.1%
PepsiCo	1,000	66,423	84,460		1.2%
		127,033	160,060		2.3%

Food Manufacturing
General Mills	2,000	57,764	100,860		1.4%

Household Products Manufacturing
Kimberly-Clark	925	61,586	100,973		1.5%
Procter & Gamble	900	58,842	75,798		1.1%
Unilever ADS	1,850	58,335	74,925	United Kingdom	1.1%
		178,763	251,696		3.7%

		363,560	512,616		7.4%

Energy

Exploration & Production
Devon Energy	1,800	116,362	109,116		1.6%

Integrated Oils
ConocoPhillips	2,000	103,522	145,600		2.1%
Statoil ADS	3,003	71,749	67,688	Norway	1.0%
Total ADS	1,100	60,836	66,352	France	0.9%
		236,107	279,640		4.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	21

Sextant Core Fund

Schedule of Investments
Common Stocks — 60.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Energy (continued)

Midstream — Oil & Gas
Williams Companies	3,500	$55,989	$123,270		1.8%

		408,458	512,026		7.4%

Financials

Banks
PNC Bank	1,250	83,780	96,187		1.4%
Toronto-Dominion Bank	1,000	72,240	91,410	Canada	1.3%
		156,020	187,597		2.7%

Property & Casualty
Chubb	1,500	95,336	144,675		2.1%

		251,356	332,272		4.8%

Health Care

Health Care Supply Chain
Express Scripts[2]	2,000	78,650	134,700		2.0%

Large Pharmaceuticals
Abbott Laboratories	2,000	66,354	76,380		1.1%
AbbVie	1,000	32,536	48,450		0.7%
Johnson & Johnson	900	54,761	85,194		1.2%
Novartis ADS	1,500	78,080	118,680	Switzerland	1.7%
Novo Nordisk ADS	400	18,098	71,492	Denmark	1.0%
Sanofi-Aventis ADS	2,537	105,823	134,030	France	1.9%
		355,652	534,226		7.6%

		434,302	668,926		9.6%

Industrials

Fabricating Metal & Hardware Manufacturing
Valmont Industries	750	100,938	108,533		1.5%

Flow Control Equipment
Parker Hannifin	500	29,672	58,920		0.8%

Infrastructure Construction
Companhia de Concessoes Rodoviarias	1,500	11,839	11,850	Brazil	0.2%

Industrial Automation Controls
Honeywell International	1,250	67,321	110,637		1.6%

Rail Freight Transportation
Canadian National Railway	800	40,237	90,000	Canada	1.3%
Norfolk Southern	1,000	71,852	87,690		1.3%
		112,089	177,690		2.6%

		321,859	467,630		6.7%

Continued on next page.

22	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments
Common Stocks — 60.3%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Materials

Basic & Diversified Chemicals
Praxair	700	$44,349	$88,382		1.3%

Containers & Packaging Manufacturing
3M	1,200	104,586	160,212		2.3%

Raw Materials Suppliers
BHP Billiton ADS	650	31,866	44,343	Australia	0.6%

Specialty Chemicals
BASF ADR	400	22,550	42,776	Germany	0.6%
RPM International	2,000	51,772	79,200		1.1%
		74,322	121,976		1.7%

Steel Producers
Nucor	800	48,085	40,848		0.6%

		303,208	455,761		6.5%

Technology

Communications Equipment
Cisco Systems	3,000	63,266	63,750		0.9%

Semiconductor Devices
Qualcomm	1,500	91,113	110,370		1.6%

Semiconductor Manufacturing Services
Taiwan Semiconductor ADS	4,534	39,575	80,388	Taiwan	1.2%

		193,954	254,508		3.7%

Utilities

Integrated Utilities
NextEra Energy	1,250	90,644	105,737		1.5%

Power Generation
NRG Energy	3,000	65,841	79,380		1.1%

Utility Networks
Sempra Energy	1,000	67,669	88,440		1.3%

		224,154	273,557		3.9%

Total Common Stocks		$3,051,344	$4,194,755		60.3%

Derivatives — 0.0%[3]	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Consumer Discretionary

Passenger Transportation
LATAM Airlines Rights[2]	448	$ -	$399	Chile	0.0%[3]

		$-	$399		0.0%[3]

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	23

Sextant Core Fund

Schedule of Investments
Corporate Bonds — 34.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Communications

Telecom Carriers
Bellsouth Capital Funding	7.875% due 02/15/2030	$150,000	$177,787	2.6%

		150,000	177,787	2.6%

Consumer Discretionary

Commercial & Residential Building Equipment & Systems
ADT Corp	4.125% due 06/15/2023	150,000	132,800	1.9%

		150,000	132,800	1.9%

Consumer Staples

Beverages
Coca Cola Hellenic	5.50% due 09/17/2015	100,000	107,079	1.5%

		100,000	107,079	1.5%

Energy

Utility Networks
Boardwalk Pipelines	5.50% due 02/01/2017	100,000	108,301	1.6%

		100,000	108,301	1.6%

Financials

Banks
Branch Banking & Trust	5.625% due 09/15/2016	100,000	112,232	1.6%
Wilmington Trust Corp	8.50% due 04/02/2018	100,000	120,145	1.7%
		200,000	232,377	3.3%

Commercial Finance
General Electric Capital	5.35% due 04/15/2022	101,000	109,057	1.5%

Consumer Finance
American Express	5.50% due 09/12/2016	100,000	111,944	1.6%
Western Union	5.93% due 10/01/2016	30,000	33,536	0.5%
		130,000	145,480	2.1%

Insurance Services & Other
Partnerre Finance	5.50% due 06/01/2020	100,000	109,573	1.6%

Investment Management
Blackstone Holdings	5.875% due 03/15/2021	100,000	111,462	1.6%

Life Insurance
Genworth Financial	5.75% due 06/15/2014	100,000	103,029	1.5%

Security & Commodity Exchanges
NASDAQ OMX Group	5.55% due 01/15/2020	50,000	54,190	0.8%

		781,000	865,168	12.4%

Continued on next page.

24	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments
Corporate Bonds — 34.4%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Industrials

Agricultural Machinery
John Deere Capital	2.25% due 06/07/2016	$100,000	$103,740	1.5%

Commercial & Residential Building Equipment & Systems
Tyco International	8.50% due 01/15/2019	100,000	124,882	1.8%

Construction & Mining Machinery
Joy Global	6.00% due 11/15/2016	100,000	111,720	1.6%

Industrial Automation Controls
Emerson Electric	5.375% due 10/15/2017	100,000	114,950	1.6%

Transportation Logistics Services
Ryder System	5.85% due 11/01/2016	100,000	111,749	1.6%

		500,000	567,041	8.1%

Materials

Chemicals Distribution
Air Products & Chemicals	4.375% due 08/21/2019	100,000	109,436	1.6%

		100,000	109,436	1.6%

Technology

Computer Hardware
Hewlett-Packard	2.35% due 03/15/2015	100,000	101,753	1.4%

Infrastructure Software
Oracle	5.25% due 01/15/2016	100,000	109,591	1.6%

IT Services
Computer Sciences	6.50% due 03/15/2018	100,000	116,194	1.7%

		300,000	327,538	4.7%

Total Corporate Bonds		2,181,000	2,395,150	34.4%

Municipal Bonds — 3.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation
Lake Washington SCD #414 WA BAB	4.906% due 12/01/2027	100,000	106,210	1.5%
Skagit SCD #1	4.613% due 12/01/2022	100,000	109,316	1.6%

		200,000	215,526	3.1%

Total investments	(Cost = $5,643,504)		6,805,830	97.8%
Other assets (net of liabilities)			154,098	2.2%
Total net assets			$6,959,928	100.0%

[1] Country of domicile unless otherwise indicated; equities are issued from U.S. domiciled companies where no Country is listed
[2] Non-income producing security
[3]Amount is less than 0.05%

ADS: American Depositary Share
ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	25

Sextant Core Fund

Statement of Assets and Liabilities
As of November 30, 2013

Assets
Investments in securities, at value (Cost $5,643,504)	$6,805,830
Cash	115,354
Dividends and interest receivable	47,196
Receivable for Fund shares sold	5,548
Total assets	6,973,928
Liabilities
Accrued expenses	5,724
Payable to affiliates	5,401
Payable for Fund shares redeemed	2,400
Accrued distribution fee	475
Total liabilities	14,000
Net assets	$6,959,928

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$5,977,027
Undistributed net investment income	(3,277)
Accumulated net realized loss	(176,144)
Unrealized net appreciation on investments	1,162,322
Net assets applicable to Fund shares outstanding	$6,959,928

Fund shares outstanding	590,581

Net asset value, offering and redemption price per share	$11.78

Statement of Operations
Year ended November 30, 2013

Investment income
Dividends (net of foreign tax of $3,937)	$100,951
Interest income	93,074
Gross investment income	194,025
Expenses
Investment adviser fees	23,457
Filing and registration fees	19,029
Distribution fees	18,066
Audit fees	5,001
Retirement plan custodial fees	1,821
Printing and postage	1,677
Chief Compliance Officer expenses	1,428
Trustee fees	1,239
Other expenses	681
Legal fees	350
Custodian fees	332
Total gross expenses	73,081
Less custodian fee credits	(332)
Net expenses	72,749
Net investment income	$121,276

Net realized gain from investments and foreign currency	$201,245
Net increase in unrealized appreciation on investments and foreign currency	426,769
Net gain on investments	$628,014

Net increase in net assets resulting from operations	$749,290

Bond Quality Diversification

Based on total net assets as of 11/30/2013. Source: Moody's Investors Services.

26	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2013	Year ended Nov. 30, 2012
Increase (decrease) in net assets from operations
From operations
Net investment income	$121,276	$85,291
Net realized gain (loss) on investments	201,245	(154,316)
Net increase in unrealized appreciation	426,769	405,990
Net increase in net assets	749,290	336,965
Distributions to shareholders from
Net investment income	(124,229)	(87,854)
Capital share transactions
Proceeds from sales of shares	992,609	1,285,048
Value of shares issued in reinvestment of dividends	124,229	87,854
Cost of shares redeemed	(1,900,829)	(305,399)
Net increase (decrease) in net assets	(783,991)	1,067,503
Total increase (decrease) in net assets	(158,930)	1,316,614

Net assets
Beginning of year	7,118,858	5,802,244
End of year	6,959,928	7,118,858

Undistributed net investment income	$(3,277)	$-

Shares of the Fund sold and redeemed
Number of shares sold	87,483	118,266
Number of shares issued in reinvestment of dividends	10,546	8,127
Number of shares redeemed	(166,124)	(28,120)
Net increase (decrease) in number of shares outstanding	(68,095)	98,273

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2013	2012	2011	2010	2009
Net asset value at beginning of year	$10.81	$10.35	$10.06	$9.58	$7.97
Income from investment operations
Net investment income	0.20	0.14	0.15	0.16	0.13
Net gain on securities (both realized and unrealized)	0.98	0.46	0.29	0.48	1.61
Total from investment operations	1.18	0.60	0.44	0.64	1.74
Less distributions
Dividends (from net investment income)	(0.21)	(0.14)	(0.15)	(0.16)	(0.13)
Total distributions	(0.21)	(0.14)	(0.15)	(0.16)	(0.13)
Paid-in capital from early redemption fees	-	-	0.00[1]	0.00[1]	-

Net asset value at end of year	$11.78	$10.81	$10.35	$10.06	$9.58

Total return	10.96%	5.75%	4.42%	6.67%	21.81%

Ratios / supplemental data
Net assets ($000), end of year	$6,960	$7,119	$5,802	$5,228	$4,171
Ratio of expenses to average net assets
Before custodian fee credits	1.01%	1.32%	1.14%	1.21%	1.78%
After custodian fee credits	1.01%	1.32%	1.13%	1.21%	1.78%
Ratio of net investment income after custodian fee credits to average net assets	1.68%	1.29%	1.56%	1.74%	1.57%
Portfolio turnover rate	29%	19%	13%	13%	40%
[1] Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	27

Sextant Global High Income Fund

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2013)
	10 Year	5 Year	1 Year	Expense Ratio[1]
Sextant Global High Income Fund	n/a	n/a	10.06%	1.22%
S&P Global 1200 Index	8.30%	16.02%	26.33%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2012 (the Fund's inception), to an identical amount invested in the S&P Global 1200 Index, a global stock market index covering nearly 70% of the world's equity markets. The graph shows that an investment in the Fund would have risen to $11,090 versus $12,362 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 22, 2013, and incorporates results for the fiscal year ended November 30, 2012, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.90%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Global High Income Fund are high income and capital preservation.

Portfolio Diversification	Top Ten Holdings
	% of total net assets
Industry weightings are shown as a percentage of total net assets.	Whistler Blackcomb Holdings	2.9%
	Refresco Group 7.375% due 05/15/2018	2.9%
	San Miguel 4.875% due 04/26/2023	2.7%
	Daimler	2.6%
	Hanesbrands 6.375% due 12/15/2020	2.6%
	Huntsman International 8.625% due 03/15/2020	2.5%
	Mexico Bonos Desarrollo 6.50% due 06/10/2021	2.5%
	Amkor Technology 7.375% due 05/01/2018	2.5%
	Vodafone Group ADS	2.4%
	Allegheny Technologies Bond 5.875% due 05/15/2023	2.4%

28	Annual Report November 30, 2013

Sextant Global High Income Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Bryce Fegley CFA, CIPM
Co-Portfolio Manager

(photo omitted)

John Scott CFA
Co-Portfolio Manager

Fiscal Year 2013

The Sextant Global High Income Fund completed its first full fiscal year of operation on November 29, 2013. Total return for the fiscal year was 10.06%. On November 29, the Fund distributed qualified dividends of 22¢ per share, and income dividends of 17¢ per share. Together, this 39¢ distribution represented net investment income of 3.87% during the fiscal year. The 30-day SEC yield was 4.09% (3.69% without the adviser's expense cap subsidy) at fiscal year-end. The remaining portion of total return was the result of appreciation of portfolio holdings during the year.

Morningstar changed the Fund's peer group during the year, from World Allocation to Tactical Allocation, which returned 9.29% for the period.

Factors Affecting Past Performance

Entrenched Businesses
The Fund's strongest performances for the year came from its investments in common stocks of companies with strong dividend yields and entrenched businesses.

Company	Fiscal year total return	Competitive advantage
Daimler	76.77%	Premier luxury car brand
SK Telecom	65.52%	50% share of Korea market
Vodafone	51.63%	Verizon value harvest
Microchip Tech	47.57%	Dominant processors
Novartis	32.15%	Stong pipeline, distribution
Whistler Blackcomb	27.93%	Premier ski resort

The Fund maintained low exposure to US stocks during the fiscal year (about 8% of assets at the fiscal year end), which detracted from relative performance, as the S&P 500 returned 30.30%, compared to 25.36% for the MSCI EAFE (non-US developed world) and 3.66% for the MSCI Emerging Markets indices.

In contrast to their counterparts in other countries, US companies tend to allocate an increasing portion of their free cash flow toward share repurchases (buybacks), at the expense of dividends and capital expenditures.

Foreign Currencies

Looking Forward

Fixed Income
We believe a "natural" level for long-term US government bond rates is about 4%, comparable to our expectation for nominal economic growth (real GDP plus inflation). As the Fed begins scaling back its purchases of government bonds, investors who (unlike the Fed) are sensitive to the cost and return of capital should increasingly replace the marginal demand for these securities, pressuring interest rates gradually higher.

Equities
After a strong 2013, global equities are valued higher relative to current and prospective earnings than they were at the beginning of the previous year. As a result, we expect future returns to be commensurately lower. We will continue to search for and invest in companies that offer an attractive dividend yield, sustainable business, and potential to grow earnings at least in line with economic growth and inflation.

Foreign Currencies
The exposure of companies and their stocks to exchange rate changes can be mitigated by a number of factors, but no such relief exists for fixed-coupon bonds denominated in foreign currencies. Strong demand for natural resources from China over the past decade helped to drive up exchange rates in countries that produced those resources. Investors seeking higher interest rates and faster economic growth in regions such as Asia, Australia, and Latin America, also pressure exchange rates higher with their investment flows. As a result of these trends, we find that few currencies are attractive on the basis of their purchasing power relative to the US dollar, and purchasing power has been a strong long-term arbiter of exchange rates. Even after the considerable declines in exchange rates in countries such as India, Indonesia, and Turkey during 2013, we find their currencies to be unattractive, and we will continue to avoid them until this changes.

Management Fee Calculations

The Sextant Global High Income Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "Tactical Allocation" category. The Fund's 12-month return (10.06%) was less than one percent above the Morningstar™ category average (9.29%) at month-end November 30, 2013. Therefore, the basic annual management fee of 0.60% was not performance-adjusted for the month of December 2013.

November 30, 2013 Annual Report	29

Sextant Global High Income Fund

Schedule of Investments
Common Stocks — 42.5%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Telecom Carriers
Orange	5,900	$84,351	$76,582	France	1.2%
Portugal Telecom ADS	17,000	80,599	75,310	Portugal	1.2%
SK Telecom ADS	6,200	82,085	148,056	South Korea	2.3%
Telenor	5,000	102,390	120,200	Norway	1.9%
Vodafone Group ADS	4,200	114,996	155,778	United Kingdom	2.4%

		464,421	575,926		9.0%

Consumer Discretionary

Automobile OEM
Daimler	2,000	100,847	165,798	Germany	2.6%

Lodging
Whistler Blackcomb Holdings	12,000	129,651	186,908	Canada	2.9%

		230,498	352,706		5.5%

Consumer Staples

Household Products Manufacturing
Unilever	3,200	113,070	125,632	Netherlands	2.0%

		113,070	125,632		2.0%

Energy

Integrated Oils
Royal Dutch Shell ADS	1,900	125,543	126,730	United Kingdom	2.0%
Total ADS	2,200	113,753	132,704	France	2.1%

		239,296	259,434		4.1%

Financials

Banks
Itau Unibanco Holding ADS	6,600	83,886	92,862	Brazil	1.5%
Malayan Banking	32,000	93,555	97,115	Malaysia	1.5%
NY Community Bancorp	7,000	93,254	115,640	United States	1.8%
		270,695	305,617		4.8%

Other Financial Services
Groupe Bruxelles Lambert	1,600	124,499	141,678	Belgium	2.2%

		395,194	447,295		7.0%

Health Care

Large Pharmaceuticals
GlaxoSmithKline ADS	2,500	111,018	132,300	United Kingdom	2.1%
Novartis ADS	1,700	91,973	134,504	Switzerland	2.1%

		202,991	266,804		4.2%

Industrials

Infrastructure Construction
Hopewell Highway Infrastructure	225,000	117,330	109,955	China	1.7%

		117,330	109,955		1.7%

Continued on next page.

30	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments
Common Stocks — 42.5%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Materials

Precious Metal Mining
Gold Fields ADS	16,000	$124,236	$64,160	South Africa	1.0%
Sibanye Gold ADS	2,000	13,944	9,900	South Africa	0.2%
		138,180	74,060		1.2%

Specialty Chemicals
BASF	1,400	128,066	149,716	Germany	2.3%

		266,246	223,776		3.5%

Technology

Semiconductor Devices
Microchip Technology	3,500	111,383	151,515	United States	2.4%

		111,383	151,515		2.4%

Utilities

Electric & Gas Marketing & Trading
E.ON ADR	6,000	125,528	115,560	Germany	1.8%

Power Generation
GDF Suez ADR	3,600	93,286	83,664	France	1.3%

		218,814	199,224		3.1%

Total Common Stocks		2,359,243	2,712,267		42.5%

Preferred Stocks — 7.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Financials

Banks
Santander 10.50% Pfd Series 10	4,000	108,558	107,920	Spain	1.7%

Institutional Brokerage
JPM Chase Capital Pfd C 6.70%	5,000	128,707	129,150	United States	2.0%
Morgan Stanley Cap Tr Cum Pfd 6.60%	4,500	111,294	111,645	United States	1.8%
		240,001	240,795		3.8%

Life Insurance
ING Groep 8.50% Pfd	5,000	127,952	124,900	Netherlands	1.9%

		476,511	473,615		7.4%

Corporate Bonds — 32.7%	Coupon / Maturity	Face Amount	Market Value	Country1	Percentage of Assets

Consumer Discretionary

Apparel, Footwear, Accessory Design
Hanesbrands	6.375% due 12/15/2020	150,000	163,875	United States	2.6%

Commercial & Residential Building Equipment & Systems
ADT Corp	4.125% due 06/15/2023	150,000	132,800	United States	2.1%

Consumer Electronics & Appliance Stores
Best Buy	3.75% due 03/15/2016	62,000	64,170	United States	1.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	31

Sextant Global High Income Fund

Schedule of Investments
Corporate Bonds — 32.7%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Consumer Discretionary (continued)

Other Spec Retail — Discretionary
Toys R Us Property Co. II	8.50% due 12/01/2017	$40,000	$41,450	United States	0.6%

Specialty Apparel Stores
GAP	5.95% due 04/12/2021	100,000	110,830	United States	1.7%

		502,000	513,125		8.0%

Consumer Staples

Beverages
San Miguel	4.875% due 04/26/2023	200,000	171,000	Philippines	2.7%

Food Manufacturing
Refresco Group	7.375% due 05/15/2018	125,000	182,381	Netherlands	2.9%

Household Products Manufacturing
Elizabeth Arden	7.375% due 03/15/2021	47,000	51,289	United States	0.8%

		372,000	404,670		6.4%

Energy

Integrated Oils
Petrobras International Finance	6.875% due 01/20/2040	50,000	48,539	Brazil	0.8%
Petrobras International Finance	6.75% due 07/27/2041	80,000	76,069	Brazil	1.2%
		130,000	124,608		2.0%

Midstream — Oil & Gas
Chesapeake Midstream Partners	6.125% due 07/15/2020	125,000	134,063	United States	2.1%

Refining & Marketing
Star Gas Partners	8.875% due 12/01/2017	93,000	97,650	United States	1.5%

		348,000	356,321		5.6%

Materials

Basic & Diversified Chemicals
Huntsman International	8.625% due 03/15/2020	145,000	160,225	United States	2.5%

Precious Metal Mining
Anglogold Ashanti Holdings	5.375% due 04/15/2020	100,000	94,500	South Africa	1.5%

Steel Producers
Allegheny Technologies Bond	5.875% due 05/15/2023	150,000	152,750	United States	2.4%

		395,000	407,475		6.4%

Technology

Computer Hardware
Hewlett Packard	4.65% due 12/09/2021	100,000	102,754	United States	1.6%

Semiconductor Capital Equipment
Amkor Technology	7.375% due 05/01/2018	150,000	158,625	United States	2.5%

		250,000	261,379		4.1%

Continued on next page.

32	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments
Corporate Bonds — 32.7%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Utilities

Utility Networks
Iberdrola International Perpetual	5.75% due 02/27/2049	$100,000	$142,675	Spain	2.2%

		100,000	142,675		2.2%

Total Corporate Bonds		$1,967,000	$2,085,645		32.7%

Government Bonds — 6.2%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Foreign Government Bonds
Colombia Republic	8.375% due 02/15/2027	$125,000	$145,625	Colombia	2.3%
Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 2,000,000	158,750	Mexico	2.5%
Republic of South Africa	8.25% due 09/15/2017	ZAR 900,000	92,021	South Africa	1.4%

			396,396		6.2%

Municipal Bonds — 2.9%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

General Obligation
Puerto Rico Commonwealth	4.00% due 07/01/2021	120,000	92,196	Puerto Rico	1.4%
Puerto Rico Commonwealth²	4.125% due 07/01/2022	50,000	37,283	Puerto Rico	0.6%

		170,000	129,479		2.0%

Revenue
Puerto Rico Aqueduct & Sewer²	5.00% due 07/01/2019	70,000	57,263	Puerto Rico	0.9%

		70,000	57,263		0.9%

Total Municipal Bonds		$240,000	186,742		2.9%

Total investments	(Cost = $5,499,449)		5,854,665		91.7%
Other assets (net of liabilities)			533,367		8.3%
Total net assets			$6,388,032		100.0%
¹ Country of domicile unless otherwise indicated. ² Indicates an odd lot. See note regarding odd lot securities on page 53. ADS: American Depositary Share ADR: American Depositary Receipt

Countries

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	33

Sextant Global High Income Fund

Statement of Assets and Liabilities
As of November 30, 2013

Assets
Investments in securities, at value (Cost $5,499,449)	$5,854,665
Cash	478,854
Dividends and interest receivable	65,888
Receivable for Fund shares sold	4,709
Total assets	6,404,116
Liabilities
Payable for Fund shares redeemed	6,632
Accrued expenses	5,769
Distributions payable	1,850
Payable to affiliates	1,400
Accrued distribution fee	433
Total liabilities	16,084
Net assets	$6,388,032

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$6,117,771
Undistributed net investment income	(14,826)
Accumulated net realized loss	(70,213)
Unrealized net appreciation on investments	355,300
Net assets applicable to Fund shares outstanding	$6,388,032

Fund shares outstanding	607,761

Net asset value, offering and redemption price per share	$10.51

Statement of Operations
Year ended November 30, 2013

Investment income
Dividends (net of foreign tax of $22,115)	$151,753
Interest income	110,439
Gross investment income	262,192
Expenses
Investment adviser fees	27,668
Filing and registration fees	17,384
Distribution fees	13,728
Audit fees	5,001
Printing and postage	1,437
Chief Compliance Officer expenses	954
Trustee fees	706
Custodian fees	559
Retirement plan custodial fees	446
Other expenses	419
Legal fees	103
Total gross expenses	68,405
Less adviser fees waived	(18,287)
Less custodian fee credits	(559)
Net expenses	49,559
Net investment income	$212,633

Net realized loss from investments and foreign currency	$(17,862)
Net increase in unrealized appreciation on investments and foreign currency	333,376
Net gain on investments	$315,514

Net increase in net assets resulting from operations	$528,147

Bond Quality Diversification

Based on total net assets as of 11/30/2013. Source: Moody's Investors Services.

34	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Statements of Changes in Net Assets	Year ended November 30, 2013	Period ended November 30, 2012
Increase (decrease) in net assets from operations
From operations
Net investment income	$212,633	$80,933
Net realized loss on investments	(17,862)	(51,900)
Net increase in unrealized appreciation	333,376	21,924
Net increase in net assets	528,147	50,957
Distributions to shareholders from
Net investment income	(226,294)	(82,549)
Total distributions	(226,294)	(82,549)
Capital share transactions
Proceeds from sales of shares	1,527,623	4,788,968
Value of shares issued in reinvestment of dividends	224,444	82,372
Cost of shares redeemed	(395,684)	(109,952)
Net increase in net assets	1,356,383	4,761,388
Total increase in net assets	1,658,236	4,729,796

Net assets
Beginning of period	4,729,796	-
End of period	6,388,032	4,729,796

Undistributed net investment income	$(14,826)	$44

Shares of the Fund sold and redeemed
Number of shares sold	146,261	480,099
Number of shares issued in reinvestment of dividends	21,355	8,321
Number of shares redeemed	(37,485)	(10,790)
Net increase in number of shares outstanding	130,131	477,630

Financial Highlights	Year ended	Period ended
Selected data per share of outstanding capital stock throughout each period:	November 30, 2013	November 30, 2012
Net asset value at beginning of period	$9.90	$10.00
Income from investment operations
Net investment income	0.37	0.18
Net gain (loss) on securities (both realized and unrealized)	0.63	(0.10)
Total from investment operations	1.00	0.08
Less distributions
Dividends (from net investment income)	(0.39)	(0.18)
Total distributions	(0.39)	(0.18)

Net asset value at end of period	$10.51	$9.90

Total return	10.06%	0.76%¹

Ratios / supplemental data
Net assets ($000), end of period	$6,388	$4,730
Ratio of expenses to average net assets
Before fee waivers	1.25%	1.22%²
After fee waivers	0.91%	0.90%²
After fee waivers and custodian fee credits	0.90%	0.90%²
Ratio of net investment income after custodian fee credits to average net assets	3.87%	3.03%²
Portfolio turnover rate	23%	32%¹
¹Since inception March 30, 2012; not annualized	² Since inception March 30, 2012; annualized

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	35

Sextant Growth Fund

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2013)
	10 Year	5 Year	1 Year	Expense Ratio¹
Sextant Growth Fund	8.05%	14.67%	29.39%	1.10%
S&P 500 Index	7.68%	17.58%	30.30%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2003, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in the Fund would have risen to $21,684 versus $20,970 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus, which is dated March 22, 2013, and incorporates results for the fiscal year ended November 30, 2012. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Portfolio Diversification	Top Ten Holdings
	% of total net assets
Industry weightings are shown as a percentage of total net assets.	Amazon.com	5.4%
	Apple	3.8%
	Delta Air Lines	3.2%
	Apache	3.0%
	eBay	2.8%
	Johnson & Johnson	2.6%
	Trimble Navigation	2.5%
	Honeywell International	2.4%
	F5 Networks	2.4%
	Lincoln Electric	2.4%

36	Annual Report November 30, 2013

Sextant Growth Fund

Discussion of Fund Performance (unaudited)

(graphic omitted)

Paul Meeks MBA, CFA
Portfolio Manager

Fiscal Year 2013

For the fiscal year ended November 30, 2013, the Sextant Growth Fund returned 29.39% versus 29.75% for the Russell 1000 Growth Index and 30.30% for the S&P 500 Index. In efforts to improve global economic conditions and employment, central banks maintained abnormally low interest rates in 2013, with the consequence that the prices of financial assets such as stocks soared, especially in America.

In April 2013, the Fund's leadership rotated from Nicholas Kaiser, CFA to Paul Meeks, CFA. Mr. Kaiser, age 67, had led it since 1990. In addition to managing the Sextant Growth Fund, Mr. Meeks, age 51, is Saturna Capital's technology analyst and director of institutional investing. An experienced technology mutual fund manager, Paul Meeks is a good fit for the Fund as technology comprises a major portion of this portfolio.

Factors Affecting Past Performance

Mr. Meeks is making changes to the Fund while keeping true to Saturna Capital's investment policies. The transformation meant the portfolio's cash averaged 10.7%, which negatively impacted performance but reduced risk.

The following were the greatest contributors to the Sextant Growth Fund's performance in fiscal 2013:

Stock	Return	Contribution
Delta Air Lines	191.26%	3.01
Amazon.com	56.17%	2.86
Alaska Air Group	82.91%	1.35
Boeing	84.35%	1.20
Lincoln Electric	52.62%	1.18
Honeywell	47.40%	1.17
Johnson & Johnson	39.87%	1.12
Western Digital	78.95%	1.05
Amsurg	72.45%	1.01
Adobe Systems	64.06%	0.97
Total		14.92

Next were the biggest detractors to performance:

Stock	Return	Contribution
Apple	-2.61%	-1.88
Coeur Mining	-45.53%	-0.53
John Wiley	-11.99%	-0.23
EMC	-10.50%	-0.22
Red Lion	-8.97%	-0.12
eBay	-1.64%	-0.09
Cisco Systems	14.91%	-0.03
Alcoa	-4.20%	-0.03
Regal Beloit	1.62%	-0.02
Coca-Cola	-1.35%	-0.01
Total		-3.16

Among the Fund's biggest losers, Coeur Mining, John Wiley & Sons, Red Lion Hotels, Alcoa, Regal Beloit, and Coca-Cola have been eliminated from the portfolio. Exposure to cyclical companies is reduced as firms that consistently grow earnings over a business cycle gain new favor.

With the succession to Mr. Meeks' leadership some changes are noted. First, four of the top ten holdings changed by the end of fiscal 2013. Second, the portfolio has become less concentrated as defined by the proportion of its assets allocated to the top ten holdings. This is largely because Apple was reduced from an 11.1% position at the beginning of the fiscal year to a 3.8% stake by the end. The weight dedicated to the top ten was 38.1% on November 30, 2012. It had decreased to 30.5% a year later.

Looking Forward

On December 31, 2013, the Fund owned 52 stocks. Long-term, we expect the Fund to hold around 40 names, as small positions unlikely to meaningfully contribute to long-term results are eliminated. The Fund's portfolio turnover rate increased to 29%, but continues to be significantly below the average for domestic equity mutual funds.

The Fund's relative short-term performance is improving. Regardless of the change at the helm, the Fund continues to follow Saturna Capital's style of long-term, values-based, risk-averse investing under the continuing guidance of Mr. Nicholas Kaiser.

Management Fee Calculations

The Sextant Growth Fund calculates the performance part of its management fee by comparing the Fund's return to the average return in Morningstar's "Large Growth" category. The Fund's 12-month return (29.39%) was more than one percent but less than 2 percent below the Morningstar™ category average (30.71%) at month-end November 30, 2013. Therefore, the basic annual management fee of 0.60% was reduced by 0.10% to 0.50% for the month of December 2013.

November 30, 2013 Annual Report	37

Sextant Growth Fund

Schedule of Investments
Common Stocks — 89.2%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Media
Facebook¹	2,031	$91,395	$95,477	0.3%
Google¹	380	321,822	402,644	1.1%
		413,217	498,121	1.4%

Telecom Carriers
AT&T	5,000	116,350	176,050	0.5%

		529,567	674,171	1.9%

Consumer Discretionary

Automobile OEM
Ford Motor	43,010	570,891	734,611	2.0%

E-Commerce Discretionary
Amazon.com¹	5,000	201,410	1,968,100	5.4%
eBay¹	20,418	1,062,283	1,031,517	2.8%
		1,263,693	2,999,617	8.2%

Home Improvement
Stanley Black & Decker	3,600	237,257	293,004	0.8%

Home Products Stores
Bed Bath & Beyond¹	9,000	331,221	702,270	1.9%
Lowe's	15,000	295,388	712,200	1.9%
		626,609	1,414,470	3.8%

Passenger Transportation
Alaska Air	10,302	390,794	800,878	2.2%
Delta Air Lines	40,000	419,447	1,159,200	3.2%
		810,241	1,960,078	5.4%

Specialty Apparel Stores
Urban Outfitters¹	9,030	352,013	352,351	1.0%

		3,860,704	7,754,131	21.2%

Consumer Staples

Beverages
PepsiCo	8,000	459,066	675,680	1.9%

Mass Merchants
Costco Wholesale	3,000	248,150	376,290	1.0%

		707,216	1,051,970	2.9%

Continued on next page.

38	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Schedule of Investments
Common Stocks — 89.2%	Number of Shares	Cost	Market Value	Percentage of Assets

Energy

Exploration & Production
Apache	12,024	$1,067,475	$1,100,076	3.0%
Whiting Petroleum¹	8,470	408,805	511,588	1.4%

		1,476,280	1,611,664	4.4%

Financials

Investment Management
Invesco Limited	16,240	450,309	565,964	1.6%

Property & Casualty
Chubb	7,000	308,505	675,150	1.8%

		758,814	1,241,114	3.4%

Health Care

Biotech
Amgen	2,640	34,598	301,171	0.8%

Health Care Facilities
AmSurg¹	7,895	168,965	381,486	1.1%

Health Care Supply Chain
Express Scripts¹	5,372	332,172	361,804	1.0%

Large Pharmaceuticals
Abbott Laboratories	19,192	588,890	732,943	2.0%
Johnson & Johnson	10,000	642,017	946,600	2.6%
		1,230,907	1,679,543	4.6%

Pharmacies & Drug Stores
CVS Caremark	10,000	339,270	669,600	1.8%

Specialty Pharmaceuticals
Salix Pharmaceuticals¹	8,292	588,637	703,245	1.9%

		2,694,549	4,096,849	11.2%

Industrials

Building Sub Contractors
EMCOR	4,798	179,753	190,625	0.5%

Commercial Aircraft
Boeing	5,000	361,516	671,250	1.8%

Engine & Transmission Manufacturing
Power Solutions International	6,708	296,364	501,758	1.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	39

Sextant Growth Fund

Schedule of Investments
Common Stocks — 89.2%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials (continued)

Fab Metal & Hardware Manufacturing
Valmont Industries	4,851	$703,064	$701,988	1.9%

Industrial Automation Controls
Honeywell International	10,000	330,476	885,100	2.4%

Industrial Machinery Manufacturing
Middleby¹	2,000	205,540	441,680	1.2%

Measurement Instruments
Agilent Technologies	11,800	258,434	632,126	1.7%
Trimble Navigation¹	28,000	202,081	893,200	2.5%
		460,515	1,525,326	4.2%

Metalworking Machinery Manufacturing
Lincoln Electric	12,000	325,653	857,760	2.4%

Post & Courier Services
United Parcel Service	6,000	395,746	614,280	1.7%

Rail Freight Transportation
Norfolk Southern	7,000	318,942	613,830	1.7%
Union Pacific	4,590	485,782	743,764	2.0%
		804,724	1,357,594	3.7%

		4,063,351	7,747,361	21.2%

Technology

Application Software
Adobe Systems¹	11,000	144,216	624,580	1.7%
Intuit	9,000	197,624	668,070	1.8%
		341,840	1,292,650	3.5%

Communications Equipment
Apple	2,460	20,298	1,367,932	3.8%
Cisco Systems	28,154	640,144	598,273	1.6%
F5 Networks¹	10,685	842,539	878,948	2.4%
		1,502,981	2,845,153	7.8%

Computer Storage
EMC	23,337	620,561	556,587	1.5%
Western Digital	8,000	300,951	600,320	1.7%
		921,512	1,156,907	3.2%

Infrastructure Software
Oracle	19,000	241,810	670,510	1.8%

Continued on next page.

40	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Schedule of Investments
Common Stocks — 89.2%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology (continued)

IT Services
International Business Machines	884	$160,287	$158,837	0.4%

Semiconductor Devices
Microchip Technology	7,555	274,246	327,056	0.9%
Qualcomm	9,561	547,215	703,498	1.9%
		821,461	1,030,554	2.8%

		3,989,891	7,154,611	19.5%

Utilities

Integrated Utilities
Duke Energy	3,333	172,211	233,177	0.6%

Utility Networks
Piedmont Natural Gas	8,000	220,875	265,200	0.7%
Sempra Energy	6,000	276,535	530,640	1.5%
Spectra Energy	7,500	113,625	251,625	0.7%
		611,035	1,047,465	2.9%

		783,246	1,280,642	3.5%

Total investments		$18,863,618	32,612,513	89.2%
Other assets (net of liabilities)			3,961,799	10.8%
Total net assets			$36,574,312	100.0%
¹ Non-income producing security

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	41

Sextant Growth Fund

Statement of Assets and Liabilities
As of November 30, 2013

Assets
Investments in securities, at value (Cost $18,863,618)	$32,612,513
Cash	4,071,437
Dividends receivable	46,718
Receivable for Fund shares sold	23,893
Insurance reserve premium	1,214
Total assets	36,755,775
Liabilities
Payable for Fund shares redeemed	114,001
Payable to affiliates	25,183
Distributions payable	20,367
Accrued expenses	19,450
Accrued distribution fee	2,462
Total liabilities	181,463
Net assets	$36,574,312

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$22,804,451
Undistributed net investment income	20,962
Accumulated net realized gain	4
Unrealized net appreciation on investments	13,748,895
Net assets applicable to Fund shares outstanding	$36,574,312

Fund shares outstanding	1,529,233

Net asset value, offering and redemption price per share	$23.92

Statement of Operations
Year ended November 30, 2013

Investment income
Dividends	$444,002
Miscellaneous income	98
Gross investment income	444,100
Expenses
Investment adviser fees	145,905
Distribution fees	72,678
Filing and registration fees	17,929
Audit fees	12,046
Retirement plan custodial fees	6,891
Chief Compliance Officer expenses	5,014
Printing and postage	4,596
Trustee fees	4,023
Other expenses	2,446
Custodian fees	1,279
Legal fees	1,017
Total gross expenses	273,824
Less custodian fee credits	(1,279)
Net expenses	272,545
Net investment income	$171,555

Net realized gain from investments	$3,265,690
Net increase in unrealized appreciation on investments	4,192,605
Net gain on investments	$7,458,295

Net increase in net assets resulting from operations	$7,629,850

42	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2013	Year ended Nov. 30, 2012
Increase (decrease) in net assets from operations
From operations
Net investment income	$171,555	$101,750
Net realized gain on investments	3,265,690	211,971
Net increase in unrealized appreciation	4,192,605	2,527,733
Net increase in net assets	7,629,850	2,841,454
Distributions to shareholders from
Net investment income	(178,378)	(101,993)
Capital gains distribution	(3,182,432)	-
Total distributions	(3,360,810)	(101,993)
Capital share transactions
Proceeds from sales of shares	7,509,714	2,345,800
Value of shares issued in reinvestment of dividends	3,340,443	98,152
Early redemption fees retained	-	373
Cost of shares redeemed	(3,795,068)	(2,801,411)
Net increase (decrease) in net assets	7,055,089	(357,086)
Total increase in net assets	11,324,129	2,382,375

Net assets
Beginning of year	25,250,183	22,867,808
End of year	36,574,312	25,250,183

Undistributed net investment income	$20,962	$27,785

Shares of the Fund sold and redeemed
Number of shares sold	314,720	118,664
Number of shares issued in reinvestment of dividends	139,651	4,823
Number of shares redeemed	(165,884)	(143,445)
Net increase (decrease) in number of shares outstanding	288,487	(19,958)

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2013	2012	2011	2010	2009
Net asset value at beginning of year	$20.35	$18.14	$17.70	$16.00	$13.45
Income from investment operations
Net investment income (loss)	0.12	0.08	0.11	0.05	(0.04)
Net gains on securities (both realized and unrealized)	5.86	2.21	0.43	1.70	2.59
Total from investment operations	5.98	2.29	0.54	1.75	2.55
Less distributions
Dividends (from net investment income)	(0.13)	(0.08)	(0.09)	(0.05)	(0.00)¹
Distributions (from capital gains)	(2.28)	-	(0.01)	-	-
Total distributions	(2.41)	(0.08)	(0.10)	(0.05)	(0.00)¹
Paid-in capital from early redemption fees	-	0.00¹	0.00¹	0.00¹	0.00¹

Net asset value at end of year	$23.92	$20.35	$18.14	$17.70	$16.00

Total return	29.39%	12.64%	3.07%	10.93%	18.98%

Ratios / supplemental data
Net assets ($000), end of year	$36,574	$25,250	$22,868	$24,205	$21,534
Ratio of expenses to average net assets
Before custodian fee credits	0.94%	1.10%	0.84%	1.01%	1.34%
After custodian fee credits	0.94%	1.10%	0.84%	1.00%	1.34%
Ratio of net investment income (loss) after custodian fee credits to average net assets	0.59%	0.42%	0.57%	0.30%	(0.25)%
Portfolio turnover rate	29%	10%	15%	16%	7%
¹ Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	43

Sextant International Fund

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2013)
	10 Year	5 Year	1 Year	Expense Ratio¹
Sextant International Fund	8.03%	8.05%	8.67%	1.10%
NYSE Arca International Index	8.75%	12.75%	23.37%	n/a
MSCI EAFE Index	8.03%	13.93%	25.36%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2003 to an identical amount invested in the NYSE Arca International Index, a broad-based index of international stock prices, and the MSCI EAFE Index, an international index focused on Europe, Australasia, and the Far East. The graph shows that an investment in the Fund would have risen to $21,640 versus $23,148 in the NYSE Arca International Index, and $21,675 in the MSCI EAFE Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus, which is dated March 22, 2013, and incorporates results for the fiscal year ended November 30, 2012. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objective of the International Fund is long-term capital growth.

Portfolio Diversification	Top Ten Holdings
	% of total net assets
Industry weightings are shown as a percentage of total net assets.	Copa Holdings Class A	4.1%
	ASML	3.6%
	Toyota Motor ADS	3.5%
	Wolters Kluwer	3.5%
	Novartis ADS	3.2%
	Vodaphone ADS	3.1%
	Orient-Express Hotels Class A	3.1%
	Novo Nordisk ADS	3.0%
	Shire ADS	2.9%
	BASF ADR	2.9%

44	Annual Report November 30, 2013

Sextant International Fund

Discussion of Fund Performance (unaudited)

(graphic omitted)

Nicholas Kaiser MBA, CFA
Portfolio Manager

Fiscal Year 2013

For the fiscal year ended November 30, 2013, the Sextant International Fund returned 8.67%. The Fund's new benchmark, the MSCI EAFE Index, gained 25.36% for fiscal 2013. Its previous benchmark, the NYSE Arca International Market Index, was judged by the trustees to be too limited in representation.

The Fund's annual expense ratio fell to 0.66% from 1.10%, as a result of the fulcrum element of the management fee. The Fund paid a year-end income dividend of 33.7¢ per share, up from last year's 14.3¢ income dividend. Total fund assets decreased by 19.4% for fiscal 2013.

Factors Affecting Past Performance

In a world economy awash with virtually free stimulus funds, the US dollar held relatively steady during 2013. The Fund suffered from investments in the Materials sector, which sharply underperformed as inflation never materialized. Neither did we have significant investments in Japan, which soared with the devaluation of its currency, or in the Financial sector, which continued to outperform as a consequence of low interest rates.

The Fund is diversified across industries and countries, favoring larger and more established companies that are more stable in difficult times. As conservative managers, we are less likely to exceed market returns when prices are rising — a cost of seeking to protect investors when prices are falling.

Our portfolio has more than 5% invested in each of Canada, the United Kingdom, the Netherlands, Germany, Japan, and Brazil. Economic activity continued to be weak in Europe, and declined in Latin America. Canada has our largest country allocation, but its cyclical and resource-based companies hurt its currency and our holdings. We continue to see these sectors as attractive for the long-term. The accompanying tables and graphs show the industry allocation and holdings.

Our holdings in any one issue are relatively small, the largest being Copa Holdings, which performed well this year. Telecom Carriers is our largest industry, followed by Large Pharmaceuticals, Banks, and Application Software. Vodaphone is the largest Telecom holding, which did well by selling its US operations to Verizon. Our larger Pharmaceutical positions in Novartis and Shire both gained significantly.

Looking Forward

The US has recovered better than most of the world from the recession caused by the 2008 world credit collapse. And the US Federal Reserve is slowly scaling back costly stimulus and spending programs, albeit at a cost to world markets. The opaque Chinese economy is noticably slowing, hurting those companies around the globe that supply its raw materials. Emerging markets, where the Fund is not significantly invested, are clearly vulnerable in 2014.

The Sextant International Fund is broadly diversified in companies headquartered outside the United States. Many have worldwide operations, including in the US. Burdened by decades of overspending and borrowing, the financial systems of most countries will take years to recover. Europe, with its many cultures, continues to suffer from enforced austerity. Global deflation is more probable as public debt, taxes, job losses, and efficiencies from internet communications all grow.

Our analysts increasingly travel the globe, believing that firsthand observations are needed when conditions are so murky. Saturna Capital established a research office in Malaysia in 2010, and looks to doing the same in England. We continue to focus on larger companies, which tend to provide current income and stability. We expect technology and basic industry investments to be profitable as we invest for the long term. We prefer to hold cash rather than make risky investment bets.

Management Fee Calculations

The Sextant International Fund calculates the performance part of its management fee by comparing the Fund's return to the average return of Morningstar's™ "Foreign Large Blend" category. The Fund's 12-month return (8.67%) was more than four percent below the Morningstar™ category average (21.69%) at month-end November 30, 2013. Therefore, the basic annual management fee of 0.60% was decreased to 0.30% for the month of December 2013

November 30, 2013 Annual Report	45

Sextant International Fund

Schedule of Investments
Common Stocks — 95.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Local Media
Pearson ADS	90,000	$1,021,915	$1,989,900	United Kingdom	1.3%

Telecom Carriers
BCE	60,000	1,414,018	2,651,400	Canada	1.8%
PT Indosat	1,150,000	623,953	369,742	Indonesia	0.3%
SK Telecom ADS	30,000	511,437	716,400	South Korea	0.5%
Telecom New Zealand ADS	50,000	470,097	462,500	New Zealand	0.3%
Telefonica ADS	214,736	3,751,737	3,528,112	Spain	2.4%
Telefonica Brasil ADS	50,000	1,322,495	973,000	Brazil	0.7%
Telenor	100,000	2,131,350	2,404,000	Malaysia	1.6%
Telus	70,000	1,012,694	2,477,300	Canada	1.7%
Turkcell Iletisim Hizmetleri ADS²	90,000	1,268,958	1,378,800	Turkey	0.9%
Vodaphone ADS	125,000	3,043,685	4,636,250	United Kingdom	3.1%
		15,550,424	19,597,504		13.3%

		16,572,339	21,587,404		14.6%

Consumer Discretionary

Automobile OEM
Toyota Motor ADS	42,000	3,249,259	5,252,100	Japan	3.5%

E-Commerce Discretionary
MercadoLibre	10,000	829,340	1,107,100	Brazil³	0.8%

Lodging
Orient-Express Hotels Class A²	310,000	2,994,487	4,566,300	United States	3.1%

Passenger Transportation
Copa Holdings Class A	40,000	2,343,320	6,056,800	Panama	4.1%
LATAM Airlines ADS	140,000	1,409,238	2,255,400	Chile	1.5%
Ryanair ADS²	20,000	623,100	960,500	Ireland	0.7%
		4,375,658	9,272,700		6.3%

		11,448,744	20,198,200		13.7%

Consumer Staples

Beverages
Coca-Cola Femsa ADS	27,557	1,357,613	3,338,531	Mexico	2.3%
Fomento Economico Mexico ADS	30,000	1,614,722	2,848,500	Mexico	1.9%
		2,972,335	6,187,031		4.2%

Food Retailers
Carrefour ADS	170,000	761,908	1,332,800	France	0.9%

Household Products Manufacturing
Unilever ADS	75,000	2,284,504	3,037,500	United Kingdom	2.0%

		6,018,747	10,557,331		7.1%

Energy

Exploration & Production
EnCana	70,000	1,583,757	1,343,300	Canada	0.9%

Continued on next page.

46	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Schedule of Investments
Common Stocks — 95.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Energy (continued)

Integrated Oils
BG ADS	70,000	$1,253,784	$1,432,900	United Kingdom	1.0%
Cenovus Energy	60,000	1,516,298	1,752,600	Canada	1.2%
Eni ADS	50,000	2,212,041	2,393,000	Italy	1.6%
Statoil ADS	60,000	1,551,895	1,352,400	Norway	0.9%
Total ADS	45,000	2,528,346	2,714,400	France	1.8%
		9,062,364	9,645,300		6.5%

		10,646,121	10,988,600		7.4%

Financials

Banks
Australia & New Zealand Banking Group ADR	80,000	1,581,457	2,322,400	Australia	1.6%
Banco Santander ADS	100,000	835,800	894,000	Spain	0.6%
Mitsubishi UFJ Financial Group ADS	500,000	2,697,948	3,245,000	Japan	2.2%
Standard Chartered	20,000	539,942	473,562	United Kingdom	0.3%
Toronto-Dominion Bank	40,000	2,302,163	3,656,400	Canada	2.5%

		7,957,310	10,591,362		7.2%

Health Care

Generic Pharmaceuticals
Teva Pharmaceutical ADS	50,000	2,472,947	2,038,000	Israel	1.4%

Health Care Supply Chain
Sinopharm Group	250,000	798,792	742,433	China	0.5%

Large Pharmaceuticals
GlaxoSmithKline ADS	44,000	1,669,383	2,328,480	United Kingdom	1.6%
Novartis ADS	60,000	3,076,591	4,747,200	Switzerland	3.2%
Novo Nordisk ADS	25,000	1,631,867	4,468,250	Denmark	3.0%
Sanofi ADS	40,000	1,980,491	2,113,200	Denmark	1.4%
		8,358,332	13,657,130		9.2%

Specialty Pharmaceuticals
Shire ADR	32,000	1,738,765	4,345,920	Ireland	2.9%

		13,368,836	20,783,483		14.0%

Industrials

Construction & Mining Machinery
Metso ADS	12,100	130,802	488,719	Finland	0.3%

		130,802	488,719		0.3%

Materials

Agricultural Chemicals
Potash Corp. of Saskatchewan	80,000	2,699,902	2,532,000	Canada	1.7%
Quimica y Minera ADS	40,000	2,361,095	1,000,400	Chile	0.7%
		5,060,997	3,532,400		2.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	47

Sextant International Fund

Schedule of Investments
Common Stocks — 95.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Materials (continued)

Base Metals
Anglo American ADR	150,000	$2,300,535	$1,645,500	South Africa	1.1%
Teck Resources	100,000	458,225	2,421,000	Canada	1.6%
		2,758,760	4,066,500		2.7%

Basic & Diversified Chemicals
Methanex	20,000	690,000	1,228,000	Canada	0.8%

Forestry & Logging
Fibria Celulose ADS²	150,000	2,152,042	1,810,500	Brazil	1.2%

Precious Metal Mining
Newcrest Mining ADS	52,591	1,815,646	375,500	Australia	0.3%

Raw Material Suppliers
BHP Billiton ADS	40,000	2,493,559	2,728,800	Australia	1.8%
Vale ADS	110,000	2,177,291	1,685,200	Brazil	1.2%
		4,670,850	4,414,000		3.0%

Specialty Chemicals
BASF ADR	40,000	2,888,666	4,277,600	Germany	2.9%

Steel Producers
Tenaris ADR	15,000	583,169	672,150	Argentina³	0.5%

		20,620,130	20,376,650		13.8%

Technology

Application Software
Dassault Systems ADR	30,000	2,222,944	3,454,200	France	2.3%
Nice Systems ADS	80,000	2,901,033	3,148,800	Israel	2.1%
SAP ADS	50,000	2,794,738	4,136,000	Germany	2.8%
		7,918,715	10,739,000		7.2%

Electronics Components
Nidec ADS	26,703	514,164	647,147	China³	0.5%

IT Services
Wolters Kluwer	180,000	3,369,276	5,080,395	Netherlands	3.5%

Semiconductor Capital Equipment
ASML	57,750	2,144,504	5,392,695	Netherlands	3.6%

		13,946,659	21,859,237		14.8%

Utilities

Utility Networks
CPFL Energia ADS	120,000	2,784,531	1,988,400	Brazil	1.3%
Enersis ADS	65,000	1,024,863	1,016,600	Chile	0.7%
Korea Electric Power ADS²	20,000	304,261	304,400	South Korea	0.2%

		4,113,655	3,309,400		2.2%

Total Common Stock		104,823,343	140,740,386		95.1%

Continued on next page.

48	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Schedule of Investments
Derivatives — 0.0%[4]	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Consumer Discretionary

Passenger Transportation
LATAM Airlines Rights²	17,950	-	$15,975	Chile	0.0%[4]

			15,975		0.0%[4]

Total investments		$104,823,343	$140,756,361		95.1%
Other assets (net of liabilities)			7,259,887		4.9%
Total net assets			$148,016,248		100.0%

¹ Country of domicile unless otherwise indicated
² Non-income producing security
³ Denotes a country or region of primary exposure
[4] Amount is less than 0.05%

ADS: American Depositary Share
ADR: American Depositary Receipt

Countries

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	49

Sextant International Fund

Statement of Assets and Liabilities
As of November 30, 2013

Assets
Investments in securities, at value (Cost $104,823,343)	$140,756,361
Cash	7,471,145
Dividends receivable	457,545
Receivable for Fund shares sold	33,487
Total assets	148,718,538
Liabilities
Payable for Fund shares redeemed	480,685
Payable to affiliates	83,365
Accrued expenses	71,214
Distributions payable	56,871
Accrued distribution fee	10,155
Total liabilities	702,290
Net assets	$148,016,248

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$118,220,687
Undistributed net investment income	(218,308)
Accumulated net realized loss on investments	(5,918,939)
Unrealized net appreciation on investments	35,932,808
Net assets applicable to Fund shares outstanding	$148,016,248

Fund shares outstanding	9,365,748

Net asset value, offering and redemption price per share	$15.80

Statement of Operations
Year ended November 30, 2013

Investment income
Dividends (net foreign tax of $564,255)	$4,030,647
Miscellaneous income	50
Gross investment income	4,030,697
Expenses
Investment adviser fees	491,223
Distribution fees	429,673
Audit fees	56,443
Chief Compliance Officer expenses	34,863
Printing and postage	34,807
Trustee fees	30,381
Filing and registration fees	20,713
Other expenses	17,838
Custodian fees	9,882
Legal fees	8,681
Retirement plan custodial fees	6,252
Total gross expenses	1,140,756
Less custodian fee credits	(9,882)
Net expenses	1,130,874
Net investment income	$2,899,823

Net realized loss from investments and foreign currency	$(3,899,299)
Net increase in unrealized appreciation on investments and foreign currency	14,713,771
Net gain on investments	$10,814,472

Net increase in net assets resulting from operations	$13,714,295

50	Annual Report November 30, 2013	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2013	Year ended Nov. 30, 2012
Increase (decrease) in net assets from operations
From operations
Net investment income	$2,899,823	$1,745,820
Net realized loss on investments	(3,899,299)	(522,458)
Net increase in unrealized appreciation	14,713,771	5,176,302
Net increase in net assets	13,714,295	6,399,664
Distributions to shareholders from
Net investment income	(3,102,776)	(1,752,397)
Total distributions	(3,102,776)	(1,752,397)
Capital share transactions
Proceeds from sales of shares	43,895,948	71,414,557
Value of shares issued in reinvestment of dividends	3,045,905	1,712,748
Early redemption fees retained	678	10,463
Cost of shares redeemed	(93,269,319)	(59,179,801)
Net increase (decrease) in net assets	(46,326,788)	13,957,967
Total increase (decrease) in net assets	(35,715,269)	18,605,234

Net assets
Beginning of year	183,731,517	165,126,283
End of year	148,016,248	183,731,517

Undistributed net investment income	$(218,308)	$ -

Shares of the Fund sold and redeemed
Number of shares sold	2,846,581	4,849,441
Number of shares issued in reinvestment of dividends	192,779	115,492
Number of shares redeemed	(6,047,664)	(4,048,398)
Net increase (decrease) in number of shares outstanding	(3,008,304)	916,535

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2013	2012	2011	2010	2009
Net asset value at beginning of year	$14.85	$14.41	$15.03	$14.03	$11.32
Income from investment operations
Net investment income	0.32	0.14	0.12	0.06	0.02
Net gains (losses) on securities (both realized and unrealized)	0.97	0.44	(0.63)	1.12	2.72
Total from investment operations	1.29	0.58	(0.51)	1.18	2.74
Less distributions
Dividends (from net investment income)	(0.34)	(0.14)	(0.12)	(0.06)	(0.03)
Distributions (from capital gains)	-	-	-	(0.12)	-
Total distributions	(0.34)	(0.14)	(0.12)	(0.18)	(0.03)
Paid-in capital from early redemption fees	0.00¹	0.00¹	0.01	0.00¹	0.00¹

Net asset value at end of year	$15.80	$14.85	$14.41	$15.03	$14.03

Total return	8.67%	4.05%	(3.31)%	8.43%	24.22%

Ratios / supplemental data
Net assets ($000), end of year	$148,016	$183,732	$165,126	$150,788	$95,885
Ratio of expenses to average net assets
Before custodian fee credits	0.66%	1.10%	0.88%	1.03%	1.14%
After custodian fee credits	0.66%	1.10%	0.88%	1.03%	1.13%
Ratio of net investment income after custodian fee credits to average net assets	1.69%	0.98%	0.81%	0.51%	0.27%
Portfolio turnover rate	7%	10%	7%	2%	2%
¹ Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	November 30, 2013 Annual Report	51

Notes To Financial Statements

NOTE 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end, diversified series investment management company under the Investment Company Act of 1940, as amended. Seven portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (the "Funds"), and Idaho Tax-Exempt Fund, which is offered through a separate prospectus and the results of which are contained in a separate report.

Sextant Growth (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant International and Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 1, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

NOTE 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the NYSE is closed. The NAV is the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

52	Annual Report November 30, 2013

Notes To Financial Statements (continued)

The following is a summary of the inputs used as of November 30, 2013 in valuing the Funds' investments carried at value:

Funds	Total	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Short-Term Bond
Corporate Bonds	$6,379,888	$-	$6,379,888	$-
Municipal Bonds	552,703	-	552,703	-
Total Assets	$6,932,591	$-	$6,932,591	$-

	Short-Term Bond Level 3 Roll-Forward Municipal Securities
	Beginning balance			$96,561
	Total unrealized losses			(1,561)
	Purchases			-
	Maturity			(95,000)
	Transfers in and/or out of level 3			-
	Ending Balance			$-

Bond Income
Corporate Bonds	$3,662,806	$-	$3,662,806	$-
Foreign Government Bonds	222,867	-	222,867	-
Municipal Bonds	2,360,154	-	2,360,154	-
US Government Bonds	382,375	-	382,375	-
Total Assets	$6,628,202	$-	$6,628,202	$-

Core
Common Stocks	$4,194,755	$4,158,865	$35,890	$-
Derivatives	399	-	399	-
Corporate Bonds	2,395,150	-	2,395,150	-
Municipal Bonds	215,526	-	215,526	-
Total Assets	$6,805,830	$4,158,865	$2,646,965	$-

Global High Income
Common Stocks	$2,712,267	$1,890,613	$821,654	$-
Corporate Bonds	2,085,645	-	2,085,645	-
Foreign Government Bonds	396,396	-	396,396	-
Municipal Bonds	186,742	-	92,196	94,546
Preferred Stocks	473,615	473,615	-	-
Total Assets	$5,854,665	$2,364,228	$3,395,891	$94,546

	Global High Income Level 3 Roll-Forward Municipal Securities
	Beginning balance			$-
	Total unrealized gains			1,473
	Purchases			93,073
	Maturity			-
	Transfers in and/or out of level 3			-
	Ending Balance			$94,546

Growth
Common Stocks	$32,612,513	$32,612,513	$-	$-
Total Assets	$32,612,513	$32,612,513	$-	$-

International
Common Stocks	$140,740,386	$131,670,254	$9,070,132	$-
Derivatives	15,975	-	15,975	-
Total Assets	$140,756,361	$131,670,254	$9,086,107	$-

During the period ended November 30, 2013, no Fund had transfers between Level 1 and Level 2.

Odd Lots:

The bid-side valuations provided by the independent pricing service are for institutional "round-lot" holdings ("Round Lots"). Round Lots consist of 100 bonds (approximately $100,000 each). Some of a Fund's holdings may consist of less than a Round Lot and are considered "Odd Lots." Odd Lot municipal bonds trade at a discount to Round Lot municipal bonds to compensate for the effect of the fixed costs associated with any trade. To reflect this discount, the Funds apply a discount to the valuation of Odd Lot municipal bonds holdings as shown in the following chart.

Total Face Value	Adjustment to Price
Under 10,000	-0.750%
10,000-24,999	-0.625%
25,000-49,999	-0.500%
50,000-74,999	-0.375%
75,000-99,999	-0.250%
100,000 and up	none

Derivative instruments and hedging activities:

The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure which enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the fiscal period ended November 30, 2013 the funds held positions in Rights Offerings as a result of actions taken by the boards of directors of the underlying companies. Rights offerings are issued to existing shareholders of companies and allow shareholders to purchase additional company shares, generally at a discount to the current market price, prior to a set expiration date.

The effects of these derivative instruments on the Funds' financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of November 30, 2013, by risk category are as follows:

	Statement of Assets and Liabilities Location	Derivatives not designated as hedging instruments	Asset Derivatives
Core
	Investments in securities, at value	Rights offerings	$399
Total			$399

International
	Investments in securities, at value	Rights offerings	$15,975
Total			$15,975

November 30, 2013 Annual Report	53

Notes To Financial Statements (continued)

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2013, are as follows:

	Derivatives not designated as hedging instruments	Realized Gains	Unrealized Gains
International
	Rights offerings	$2,267	$15,975
Total		$2,267	$15,975

Core
	Rights offerings		$$399
Total			$$399

Investment concentration:

The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting standards identify these items as a concentration of credit risk, requiring disclosure regardless of the degree of risk. The risk is managed by financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This periodic process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010 — 2012), or expected to be taken in the Funds' 2013 tax returns. The Funds identify their major tax jurisdiction as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2013, the reclassification of capital accounts were as follows:

	Short-Term Bond	Bond Income
Undistributed net investment income	$ -	$ -
Accumulated gains (losses)	-	-
Paid-in capital	$ -	$ -

	Core	Global High Income
Undistributed net investment income	$(324)	$(1,209)
Accumulated gains (losses)	324	1,209
Paid-in capital	$-	$-

	Growth	International
Undistributed net investment income	$ -	$(15,355)
Accumulated gains (losses)	-	15,355
Paid-in capital	$ -	$-

These reclassifications were due to the treatment of foreign currencies.

Distributions to shareowners:

For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareholders from net investment income are payable at the end of each November.

Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds at the net asset value on the payable date. Shareowners may elect to take dividends in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted over the lives of the respective securities. Cash dividends from equity securities are recorded as income on the ex-dividend date.

NOTE 3 — Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 (March 30, 2007, for Sextant Core Fund and March 30, 2012, for Sextant Global High Income Fund), Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the Adviser a base Investment Advisory and Administrative Services Fee of .60% of average net assets per annum, payable monthly. The Adviser has agreed to certain limits on expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

Performance Adjustment for Sextant Global High Income Fund, Sextant Short-Term Bond Fund and Sextant Bond Income Fund:

  For each month in which either of these Funds' total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.
54	Annual Report November 30, 2013

Notes To Financial Statements (continued)

Performance adjustment for Sextant Core Fund, Sextant Growth Fund, and Sextant International Fund:

  For each month in which these Funds' total investment returns (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more but less than 4%, then the adjustment is at the annual rate of .20%.
  If the outperformance or underperformance is 4% or more, the adjustment is at an annual rate of .30%.

The Adviser has voluntarily undertaken to limit expenses of Sextant Global High Income Fund and Sextant Bond Income Fund to 0.90%, and Sextant Short-Term Bond Fund to 0.75%, through March 31, 2014. It waives its investment advisory and administrative fee to Sextant Short-Term Bond Fund and Sextant Bond Income Fund completely should assets of such Fund be less than $2 million. For the fiscal year ended November 30, 2013, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Short-Term Bond	$38,960	$29,822	$ -
Bond Income	36,385	16,676	-
Core	23,457	n/a	-
Global High Income	27,668	18,287	-
Growth	145,905	n/a	-
International	$491,223	n/a	$ -

In accordance with the expense waiver noted above, for the fiscal year ended November 30, 2013, Saturna Capital waived a portion of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of .25% of the average net assets of the Funds. During the fiscal year ended November 30, 2013, the Trust paid SBS the following amounts:

12b-1 fees
Short-Term Bond	$19,297
Bond Income	18,579
Core	18,066
Global High Income	13,728
Growth	72,678
International	$429,673

For the year ended November 30, 2013, Saturna Capital spent $100,409 from additional resources of its own, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered "revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is the primary broker used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions for the Trust for free (no commissions). Should any change occur in this policy, shareowners would be notified. Transactions effected through other brokers may be subject to a commission payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. For the year ended November 30, 2013, the Fund paid STC the following amounts:

Retirement plan custodial fees
Short-Term Bond	$3,387
Bond Income	1,926
Core	1,821
Global High Income	446
Growth	6,891
International	$6,252

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital, Saturna Brokerage Services, and Saturna Trust Company. Mr Kaiser is not compensated by the Trust. For the fiscal year ended November 30, 2013, the Trust incurred compensation expenses of $29,000, which is included in $41,103 of total expenses for the independent Trustees.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the year ended November 30, 2013, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Short-Term Bond	$1,241
Bond Income	1,534
Core	1,428
Global High Income	954
Growth	5,014
International	$34,863

On November 30, 2013, the trustees, officers, and their affiliates as a group owned 34.6%, 32.2%, 42.7%, 35.7%, 9.2% and 2.1% of the outstanding shares of Short-Term Bond, Bond Income, Core, Global High Income, Growth, and International, respectively.

NOTE 4 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2012, and 2013, were as follows:

	Year ended Nov. 30, 2013	Year ended Nov. 30, 2012
Short-Term Bond Fund
Ordinary income	$92,977	$95,199
Bond Income Fund
Ordinary income	239,703	236,032
Core Fund
Ordinary income	124,229	87,854
Global High Income Fund
Ordinary income	226,294	82,549
Growth Fund
Ordinary income	178,378	101,993
Long-term capital gain¹	3,182,432	-
International Fund
Ordinary income	$3,102,776	$1,752,397

¹Long-term capital gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

November 30, 2013 Annual Report	55

Notes To Financial Statements (continued)

NOTE 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2013, were as follows:

	Short-Term Bond	Bond Income
Cost of investments	$6,905,511	$6,434,367
Gross tax unrealized appreciation	56,513	301,867
Gross tax unrealized depreciation	(29,433)	(108,032)
Net tax unrealized appreciation	$27,080	$193,835

	Core	Global High Income
Cost of investments	$5,643,504	$5,499,449
Gross tax unrealized appreciation	1,244,312	534,423
Gross tax unrealized depreciation	(81,986)	(179,207)
Net tax unrealized appreciation	$1,162,326	$355,216

	Growth	International
Cost of investments	$18,863,618	$104,823,343
Gross tax unrealized appreciation	13,926,895	44,348,724
Gross tax unrealized depreciation	(178,000)	(8,415,706)
Net tax unrealized appreciation	$13,748,895	$35,933,018

As of November 30, 2013, components of distributable earnings on a tax basis were as follows:

Short-Term Bond
Undistributed ordinary income	$1,308
Tax accumulated earnings	1,308
Accumulated capital losses	(17,320)
Unrealized appreciation	27,080
Total accumulated earnings	$11,068

Bond Income
Accumulated capital losses	$(37,855)
Unrealized appreciation	193,835
Total accumulated earnings	$155,980

Core
Undistributed ordinary loss	$(3,277)
Tax accumulated earnings	(3,277)
Accumulated capital losses	(176,144)
Unrealized appreciation	1,162,326
Other unrealized losses	(4)
Total accumulated earnings	$982,901

Global High Income
Undistributed ordinary loss	$(14,826)
Tax accumulated earnings	(14,826)
Accumulated capital losses	(70,213)
Unrealized appreciation	355,216
Other unrealized gains	84
Total accumulated earnings	$270,261

Growth
Undistributed ordinary income	$20,962
Tax accumulated earnings	20,962
Accumulated capital gains	4
Unrealized appreciation	13,748,895
Total accumulated earnings	$13,769,861

International
Undistributed ordinary loss	$(218,308)
Tax accumulated earnings	(218,308)
Accumulated capital losses	(5,918,939)
Unrealized appreciation	35,933,018
Other unrealized losses	(210)
Total accumulated earnings	$29,795,561

At November 30, 2013, the Funds had capital loss carryforwards as follows, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Carryforward	Expiration
Short-Term Bond
	$2,972	2014
	10,255	2016
Short-term loss carryforward	4,093	Unlimited
	$17,320

Bond Income
	$17,388	2016
	20,467	2017
	$37,855

Core
	$27,632	2016
	62,995	2017
	11,779	2018
	73,738	2019
	$176,144

Global High Income
Short-term loss carryforward	$47,693	Unlimited
Long-term loss carryforward	22,520	Unlimited
	$70,213

International
	$1,528,334	2019
Short-term loss carryforward	506,661	Unlimited
Long-term loss carryforward	3,883,944	Unlimited
	$5,918,939

56	Annual Report November 30, 2013

Notes To Financial Statements (continued)

Utilized Capital Loss Carryforwards		Expiration
Short-Term Bond
Utilized capital loss carryforward	$21,302	Short-term unlimited

Bond Income
Utilized capital loss carryforward	$804	2016

Core
Utilized capital loss carryforward	$47,251	2016
	14,314	Short-term Unlimited
	$140,184	Long-term Unlimited

Global High Income
Utilized capital loss carryforward	$5,867	Short-term Unlimited

Growth
Utilized capital loss carryforward	$83,254	2019

NOTE 6 — Investments

Investment transactions other than short-term investments for the fiscal year ended November 30, 2013, were as follows:

	Purchases	Sales
Short-Term Bond	$4,421,639	$3,535,655
Bond Income	700,048	555,000
Core	1,888,493	2,165,013
Global High Income	2,416,537	1,143,380
Growth	9,981,002	7,593,189
International	$9,879,230	$26,385,141

NOTE 7 — Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the fiscal year ended November 30, 2013, were as follows:

Custodian Fee Credits
Short-Term Bond	$351
Bond Income	348
Core	332
Global High Income	559
Growth	1,279
International	$9,882

NOTE 8 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

November 30, 2013 Annual Report	57

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Saturna Investment Trust,

We have audited the accompanying statement of assets and liabilities of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Growth Fund, Sextant International Fund and Sextant Global High Income Fund, each a series of Saturna Investment Trust (the "Trust"), including the schedules of investments, as of November 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, with respect for Sextant Global High Income Fund, the statement of operations, the statement of changes in net assets and the financial highlights for the period March 30, 2012 (commencement of operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Growth Fund, Sextant International Fund and Sextant Global High Income Fund as of November 30, 2013, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
January 23, 2014

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

58	Annual Report November 30, 2013

Expenses (unaudited)

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (such as this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees related to Saturna Individual Retirement Accounts. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2013 to November 30, 2013).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not any Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (June 1, 2013)	Ending Account Value (November 30, 2013)	Expenses Paid During Period¹	Annualized Expense Ratio
Short-Term Bond Fund
Actual	$1,000	$1,008.20	$3.83	0.76%
Hypothetical (5% return before expenses)	$1,000	$1,021.26	$3.85	0.76%

Bond Income Fund
Actual	$1,000	$979.50	$4.37	0.88%
Hypothetical (5% return before expenses)	$1,000	$1,020.66	$4.46	0.88%

Core Fund
Actual	$1,000	$1,049.40	$4.93	0.96%
Hypothetical (5% return before expenses)	$1,000	$1,020.26	$4.86	0.96%

Global High Income Fund
Actual	$1,000	$1,056.80	$4.64	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.56	$4.56	0.90%

Growth Fund
Actual	$1,000	$1,157.40	$4.76	0.88%
Hypothetical (5% return before expenses)	$1,000	$1,020.66	$4.46	0.88%

International Fund
Actual	$1,000	$1,054.00	$3.30	0.64%
Hypothetical (5% return before expenses)	$1,000	$1,021.86	$3.24	0.64%

¹ Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of June 1, 2013, through November 30, 2013), multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

November 30, 2013 Annual Report	59

Trustees and Officers (unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Independent Trustees
(photo omitted)	John E. Love 1300 N. State Street Bellingham WA 98225 Age: 81	Independent Trustee since 1987; Independent Chairman	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Seven	None
(photo omitted)	Gary A. Goldfogel, MD 1300 N. State Street Bellingham WA 98225 Age: 55	Independent Trustee since 1995	Medical Examiner (pathologist); Owner, Avocet Environmental Testing (laboratory)	Seven	None
(photo omitted)	Herbert G. Grubel, PhD 1300 N. State Street Bellingham WA 98225 Age: 79	Independent Trustee since 2005	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Seven	Amana Mutual Funds Trust (retired 2011)
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA 1300 N. State Street Bellingham WA 98225 Age: 64	Independent Trustee since 2009	Retired (2009); Senior Vice President & Portfolio Manager, OppenheimerFunds Rochester Division	Ten	Amana Mutual Funds Trust; ICI Mutual Insurance Company
Interested Trustee
(photo omitted)	Nicholas F. Kaiser, MBA, CFA¹ 1300 N. State Street Bellingham WA 98225 Age: 67	President and Trustee since 1990	Chairman (retired president 2009), Saturna Capital Corporation (the Trust's investment adviser); Director, Saturna Brokerage Services (the Trust's distributor); Director, Saturna Trust Company	Ten	Amana Mutual Funds Trust

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Fund's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 800/SATURNA and on the Funds' website, www.sextantfunds.com, includes additional information about the Trustees.

On November 30, 2013, the trustees, officers, and their affiliates as a group owned 34.6%, 32.2%, 42.7%, 35.7%, 9.2% and 2.1% of the outstanding shares of Short-Term Bond, Bond Income, Core, Global High Income, Growth and International Funds, respectively. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor. Mr. Kaiser is the portfolio manager of the Sextant International Fund. He is an interested person of the Trust by reason of his positions with the Trust's adviser and distributor, and with the Amana Mutual Funds Trust. Mr. McIlvaine is the portfolio manager of the Sextant Bond Income Fund, Sextant Short-Term Bond Fund, and Idaho Tax-Exempt Fund. He is an interested person of the Trust by reason of his positions with the Trust's adviser and distributor.

¹ Holds same position with Amana Mutual Funds Trust.

60	Annual Report November 30, 2013

Trustees and Officers (continued) (unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Officers Who Are Not Trustees
(photo omitted)	Phelps S. McIlvaine¹ 1300 N. State Street Bellingham, WA 98225 Age: 60	Vice President since 1994	Vice President, Saturna Capital Corporation (the Trust's investment adviser); Director, Saturna Brokerage Services (the Trust's distributor)	N/A	N/A
(photo omitted)	Ethel B. Bartolome¹ 1300 N. State Street Bellingham, WA 98225 Age: 41	Secretary since 2001	Corporate Administrator, Saturna Capital Corporation (the Trust's investment adviser)	N/A	N/A
(photo omitted)	Christopher R. Fankhauser¹ 1300 N. State Street Bellingham, WA 98225 Age: 41	Treasurer since 2002	Chief Operations Officer, Saturna Capital Corporation (the Trust's investment adviser); Vice President and Chief Operations Officer, Saturna Brokerage Services (the Trust's Distributor);
			Director, Vice President, and Chief Operations Officer, Saturna Trust Company	N/A	N/A
(photo omitted)	Michael E. Lewis¹ 1300 N. State Street Bellingham, WA 98225 Age: 52	Chief Compliance Officer since 2012	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds; District Director, Seattle Office, Financial Industry Regulatory Authority (FINRA)	N/A	N/A

¹ Messrs. McIlvaine, Fankhauser, and Lewis, and Mrs. Bartolome are "interested persons" of the Trust as officers and/or employees of the Adviser, Saturna Capital Corporation. Messrs. Fankhauser and Lewis, and and Mrs. Bartolome hold the same positions with Amana Mutual Funds Trust, which has three fund portfolios, and is also managed by Saturna Capital Corporation.

November 30, 2013 Annual Report	61

Renewal of Investment Advisory Contract (unaudited)

During their meeting of September 13, 2013, the Trustees of Saturna Investment Trust discussed the continuance of the various operating agreements related to each of the following Sextant Funds: Global High-Income Fund, Short-Term Bond Fund, Bond Income Fund, Core Fund, Growth Fund, and International Fund ("Funds"). The Trustees focused on renewing the Investment Advisory and Administration Agreements between the Funds and Saturna Capital Corporation ("Saturna"), and discussed the nature, extent, and quality of the services provided by Saturna. The Trustees took into consideration that the Funds of the Trust offer a full range of high-quality investor services and that these services had been enhanced, rather than scaled back, during recent economic difficulties. The Trustees discussed Saturna's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plan and trust services, accounting, marketing, and distribution — all in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational problems, plus its substantial investments in premises, personnel, training, and equipment to meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced, and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of the Funds. They appreciate Saturna' s focus on investors, avoiding potential conflicts of interest.

The Trustees found that the long-term investment performance of the Sextant International Fund, was very good and that of Sextant Growth Fund was good, relative to funds in their Morningstar categories. The investment performance of the Sextant Core Fund was barely satisfactory. The Trustees judged the performance of Sextant Short-Term Bond Fund and Sextant Bond Income as satisfactory, particularly considering the quality focus of their portfolios, which is not universally the case among bond funds, many of which incur greater risk in the name of performance. The Trustees judged the performance of Sextant Global High Income Fund to be satisfactory, given the fund's recent inception. The Trustees found such information helpful in establishing expectations regarding the performance of the adviser and whether to continue the advisory contract.

The Trustees reviewed the fees and expenses of the Funds. They noted that the Funds' performance-based advisory fees are reasonable and fair to the shareowners, and unusual in the industry. The Trustees found the expense ratios to be highly competitive and fair, given the sizes of the Funds, services provided, and expenses incurred.

The Trustees reviewed Saturna's financial information and discussed the issue of Saturna's lack of profitability as related to management and administration of the Funds. They discussed the reasonableness of the mix of services provided by Saturna, including the nature, extent and quality of such services. The Trustees noted the many years of dedicated service provided to Sextant shareowners by Saturna Capital.

The Trustees considered the assets of the Funds, and the extent to which advisory fees reflected economies of scale. The Trustees noted that, although the assets of the Funds generally have grown, the Funds remain small, and there has been no opportunity for Saturna to demonstrate economies of scale. In fact, Saturna continues to operate the Funds at significant cost to itself. The Trustees also considered whether there are other potential benefits to Saturna from acting as investment adviser and found none.

The Trustees considered the fees charged by Saturna to other kinds of accounts and the different services provided to those accounts, as well as the ways in which Saturna's investment management, research, and customer service operations performed for other accounts benefit the Funds.

The Trustees considered potential benefits to Saturna from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios. In fact, Saturna voluntarily waives brokerage commissions for Fund portfolio trades executed through its affiliated broker at a considerable cost to Saturna. This commission waiver results in savings to Fund shareowners.

The Trustees concluded that the fees paid by the Funds to Saturna were reasonable in light of the services provided, comparative performance, expense and fees, costs of services provided and profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to renew the Investment Advisory and Administration Agreements between Saturna and each of Sextant Bond Income, Sextant Short Term Bond, Sextant Core, Sextant Growth, Sextant Global High Income, and Sextant International Funds.

62	Annual Report November 30, 2013

Availability of Quarterly Portfolio Information

(1) The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov, and at www.sextantfunds.com.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.sextantfunds.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www. sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital and the Sextant Mutual Funds, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 800/SATURNA (800-728-8762)

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 800/SATURNA or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 800/SATURNA or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

November 30, 2013 Annual Report	63

www.sextantfunds.com

(graphic omitted)

Saturna Capital
1300 North State Street
Bellingham, WA 98225
www.saturna.com
800/SATURNA

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

IDAHO TAX-EXEMPT FUND

ANNUAL REPORT

NOVEMBER 30, 2013

Idaho Tax-Exempt Fund

ANNUAL REPORT

November 30, 2013

Performance Summary (as of December 31, 2013) (unaudited)

Average Annual Returns (before any taxes paid by shareowners)

	10 Year	5 Year	3 Year	1 Year	Expense Ratio¹
Idaho Tax-Exempt Fund	3.19%	4.26%	3.20%	-2.03%	0.62%
S&P Idaho Municipal Bond Index	4.84%	7.49%	5.67%	-1.51%	n/a
"Muni Single State Intermediate" Category Average²	3.18%	4.51%	3.48%	-2.82%	n/a

Morningstar™ Rating²

"Muni Single State Intermediate" Category	Overall	10 Year	5 Year	3 Year	1 Year
Idaho Tax-Exempt Fund	★★★	★★★	★★★	★★★	n/a
% Rank in Category	n/a	55	61	68	22
Absolute Rank	n/a	103	125	142	49
Funds in Category	208	188	205	208	219

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free (800) SATURNA or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial advisor, visit www.idahotaxexemptfund.com, or call toll free 1-800/SATURNA. Please read the prospectus or summary prospectus carefully before investing.

¹ By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 22, 2013, and incorporates results for the fiscal year ended November 30, 2012. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Source: Morningstar December 31, 2013. Morningstar, Inc. is an independent fund performance monitor. Rankings and category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return™, Morningstar Risk-Adjusted Ratings™, and the load-adjusted returns do incorporate those fees.) Total returns account for management, administrative, 12b-1 fees, and other costs automatically deducted from fund assets.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating metrics.

"% Rank in Category" is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1, and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

2	November 30, 2013	Annual Report

(graphic omitted)

Fellow Shareowners:

For the six months ended November 30, 2013, Idaho Tax-Exempt Fund returned -1.33%. For the twelve months ended November 30, the Fund returned -2.70%. Over the one-year period, the Fund's outstanding shares remained relatively stable at 2.89 million, while net assets declined 6.2% to $15.5 million. The Fund's Net Asset Value ended the year at $5.36, down $0.32 from $5.68.

In 2013, Idaho total employment declined and the unemployment rate rose slightly. During the recent Great Recession Idaho experienced a decline in state GDP. Growth has not recovered as quickly as neighboring states or the nation. The federal budget sequestration reduction on military spending is partially responsible. Nonetheless, 2013 Idaho tax revenues are modestly above budget with only sales tax revenue lagging projections.

While Idaho may struggle to grow, disciplined budgeting and spending will keep the state's creditworthiness on solid ground. Local school districts will continue to see lowered levels of state funding. State and state agency credit remains of high quality.

Looking ahead, we expect the national and regional economies, as well as state exports to China and ASEAN economies, will provide support to Idaho growth and employment.

For those seeking a conservative investment vehicle, the Idaho Tax-Exempt Fund offers a diversified portfolio of high-grade issues intended to provide income exempt from federal income, federal alternative minimum, and Idaho state income taxes. In the current low interest rate environment, the Fund may purchase more carefully vetted, marketable, non-rated Idaho bonds.

Unlike many municipal funds, Idaho Tax-Exempt Fund has not suffered from investing in US territories such as Puerto Rico, Guam, and the US Virgin Islands to boost income at the expense of creditworthiness. Neither does the Fund employ derivatives or other financial engineering tools that often increase the risk of bond fund investments.

We invite you to review the advantages of the Idaho Tax- Exempt Fund, and we welcome your suggestions. Only with your help can we be certain that we are meeting our primary objective — fulfilling your investment needs.

Respectfully,

(photo omitted)

Nicholas Kaiser,
President

(photo omitted)

Phelps McIlvaine,
Vice President, Portfolio Manager

Annual Report	November 30, 2013	3

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2013)
	10 Year	5 Year	1 Year	Expense Ratio¹
Idaho Tax-Exempt Fund	3.25%	4.93%	-2.70%	0.62%
S&P Idaho Municipal Bond Index	5.00%	7.47%	-2.29%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2003, to an identical amount invested in the Standard & Poor's Idaho Municipal Bond Index, a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $13,776 versus $16,295 in the S&P Idaho Municipal Bond Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus, which is dated March 22, 2013, and incorporates results for the fiscal year ended November 30, 2012. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Portfolio Diversification	Top Ten Holdings
	% of Fund Assets
Weightings are shown as a percentage of total net assets.	Twin Falls Co. ID SCD #414 4.25% due 09/15/2028	3.0%
	Ada & Canyon Cos. ID JSD #3 Kuna 4.00% due 08/15/2022	2.8%
	Idaho State Building Authority Revenue 5.00% due 09/01/2032	2.8%
	Madison Co. ID SCD #321 Rexburg 4.50% due 08/15/2024	2.7%
	Boise State University ID Revenues 5.00% due 04/01/2034	2.6%
	Owyhee & Elmore Cos. ID JSD #365 4.00% due 08/15/2027	2.4%
	Payette Co. ID SCD #373 5.00% due 09/15/2024	2.4%
	Canyon Co. ID SCD #139 Vallivue 4.35% due 09/15/2025	2.3%
	Pocatello ID Water Revenue 4.75% due 02/01/2026	2.3%
	Valley & Adams Cos. ID JSD #421 4.50% due 08/01/2024	2.1%

4	November 30, 2013	Annual Report

Discussion of Fund Performance (unaudited)

For the 12 months ended November 30, 2013, Idaho Tax-Exempt Fund returned -2.70%. The Fund's operating expense ratio was a low 0.64%. For the year, the Fund's net assets fell 6.2% to $15.5 million. The Fund's Net Asset Value per share moved in a narrow range from $5.68 to $5.36.

Factors Affecting Past Performance

One year ago the Fund decided to hold its short duration positions and to not extend average maturity during a period of negative real yields engineered by the Federal Reserve. That decision initially meant Idaho Fund's duration and return lagged peers by a wide margin.

During 2013, the Federal Reserve Bank reduced quantitative easing designed to suppress long-term rates and continued their policy of near-zero short-term interest rates. The result was a sharp spike in long-term rates, a major steepening in the municipal yield curve, and the return of positive real long-term rates. As a result, the Fund's relatively short duration profile limited losses from rising market interest rates.

The US Federal Reserve near-zero federal funds policy continues to pressure investors to take more risk to earn sufficient income. Some municipal bond funds enhance income by investing in higher yielding bonds issued by Puerto Rico, Guam, and the US Virgin Islands. The Idaho Fund has not purchased municipal bonds from issuers outside Idaho. The Fund may also purchase bonds rated BBB but did not do so during 2013 due to limited gain from taking the extra risk. The Fund's high credit profile may limit losses in the event of a widening of credit spreads in a rising rate environment.

In 2013, the public's confidence in the municipal bond market was shaken by Detroit's bankruptcy filing. A federal court has rendered an opinion questioning the seniority of Detroit's general obligation bond owners. We see the situation in Detroit as the result of 50 years of mismanagement and fiscal abuse. Detroit's actions are not representative of the conduct of most municipal bond issuers.

Looking Forward

For 2014, we expect the economy to modestly strengthen. We expect the Federal Reserve to stop quantitative easing during the year, resulting in higher long-term rates and a steep yield curve. We expect the near-zero federal funds rate policy to continue through 2014, anchoring the short end of the yield curve.

While we expect rates to rise, we do not expect a significant move. Deflationary forces remain. Lagging employment and wage growth, declining unemployment benefits, rising health care taxes, hobbled interbank liquidity, falling velocity of money, a strengthening US dollar, and high debt burdens limit the potential for rates to rise.

In 2014, higher absolute yields, positive real yields, a historically steep yield curve, compressed credit spreads, and weak inflation present an opportunity for the Fund to extend duration and increase income with reduced risk. Idaho Tax-Exempt Fund expects to extend duration in the coming year.

Idaho credit quality has improved over the last five years. We expect higher general fund revenues, surpluses, and rising reserve funds balances. Idaho has done comparatively well structuring and funding state pensions. 2013's strong equity returns and higher bond yields will reduce Idaho's unfunded pension liability further.

Municipal bonds remain cheap with yields reflecting the public's concern over future bond returns in general and municipal credit in particular. Furthermore, intermediate and long investment grade municipal bond yields remain above those of US Treasurys, which no longer contain a flight-to-quality price premium. As such, municipal bonds are a good value compared to US Treasury paper and high grade corporate bonds.

Bond Quality Diversification

Based on total net assets as of November 30, 2013. Source: Moody's Investors Services.

Annual Report	November 30, 2013	5

Schedule of Investments
Tax-Exempt Municipal Bonds	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Financial Services
Idaho Bond Bank Authority¹	4.00% due 09/15/2019	$90,000	$99,370	0.6%
		90,000	99,370	0.6%

General Obligation
Ada & Canyon Cos. ID JSD #2 Meridian	5.00% due 08/15/2020	165,000	178,117	1.2%
Ada & Canyon Cos. ID JSD #2 Meridian	5.00% due 08/15/2021	155,000	167,322	1.1%
Ada & Canyon Cos. ID JSD #3 Kuna	5.00% due 09/15/2019	240,000	264,000	1.7%
Ada & Canyon Cos. ID JSD #3 Kuna	4.00% due 08/15/2022	400,000	441,360	2.8%
Adams & Washington Cos. ID JSD #432	4.00% due 08/15/2019	100,000	104,396	0.7%
Bingham Co. ID SCD #52 Snake HS	4.00% due 09/01/2020	250,000	272,387	1.8%
Bingham Co. ID SCD #52 Snake HS	4.00% due 09/01/2027	200,000	207,874	1.3%
Blaine Co. ID Series A	4.05% due 08/01/2023	150,000	158,560	1.0%
Bonneville & Bingham Cos. ID JSD #93	5.00% due 09/15/2029	250,000	275,148	1.8%
Bonneville & Bingham Cos. ID JSD #93	5.00% due 09/15/2031	200,000	216,988	1.4%
Bonneville Co. ID SCD #91¹	4.00% due 09/15/2026	50,000	51,994	0.3%
Bonneville Co. ID SCD #91	3.75% due 09/15/2032	285,000	273,093	1.8%
Boundary Co. ID SCD #101	4.00% due 08/15/2021	240,000	253,675	1.6%
Canyon Co. ID SCD #131 Nampa	5.00% due 08/15/2023	105,000	113,347	0.7%
Canyon Co. ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	298,353	1.9%
Canyon Co. ID SCD #139 Vallivue	4.35% due 09/15/2025	350,000	362,029	2.3%
Fremont & Madison Cos. ID JSD #215	4.00% due 08/15/2019	200,000	218,810	1.4%
Fremont & Madison Cos. ID JSD #215	4.125% due 08/15/2024	130,000	137,459	0.9%
Jefferson & Madison Cos. ID JSD #251 Rigby	4.25% due 09/01/2024	100,000	106,500	0.7%
Jerome, Lincoln & Gooding Cos. JSD #261	3.75% due 09/15/2018	125,000	131,800	0.9%
Jerome, Lincoln & Gooding Cos. JSD #261	5.00% due 09/15/2022	250,000	264,217	1.7%
Kootenai Co. ID SCD #271	4.00% due 09/15/2025	165,000	175,679	1.1%
Kootenai-Shoshone ID Area Libraries	4.25% due 08/01/2021	220,000	226,101	1.5%
Latah Co. ID SCD #281	4.00% due 08/15/2027	100,000	107,485	0.7%
Latah Co. ID SCD #281	4.00% due 08/15/2028	200,000	212,726	1.4%
Latah, Nez Perce, & Clearwater Cos. ID JSD #283	4.50% due 08/15/2027	190,000	199,838	1.3%
Madison Co. ID SCD #321 Rexburg	4.50% due 08/15/2024	410,000	421,406	2.7%
Madison Co. ID SCD #321 Rexburg	4.50% due 08/15/2026	250,000	254,680	1.6%
Meridian ID Free Library District	5.00% due 08/01/2015	100,000	100,735	0.7%
Minidoka & Jerome Cos. ID JSD #331¹	4.50% due 08/15/2018	75,000	80,489	0.5%
Minidoka & Jerome Cos. ID JSD #331¹	4.50% due 08/15/2020	75,000	79,082	0.5%
Minidoka & Jerome Cos. ID JSD #331	4.375% due 08/15/2024	225,000	231,948	1.5%
Minidoka & Jerome Cos. ID JSD #331	4.50% due 08/15/2025	160,000	164,077	1.1%
Nampa ID Series B	5.00% due 08/01/2020	200,000	215,538	1.4%
Owyhee & Elmore Cos. ID JSD #365	4.00% due 08/15/2027	350,000	371,504	2.4%
Payette Co. ID SCD #373	5.00% due 09/15/2024	350,000	367,857	2.4%
Twin Falls & Gooding Cos. JSD #412	4.125% due 09/01/2023	100,000	109,453	0.7%
Twin Falls Co. ID SCD #411	4.30% due 09/15/2025	120,000	123,965	0.8%
Twin Falls Co. ID SCD #414	4.25% due 09/15/2028	445,000	478,918	3.0%
Valley & Adams Cos. ID JSD #421	4.50% due 08/01/2022	135,000	149,317	1.0%
Valley & Adams Cos. ID JSD #421	4.50% due 08/01/2024	290,000	320,755	2.1%
Valley & Adams Cos. ID JSD #421	3.00% due 08/01/2026	220,000	199,712	1.3%
		8,585,000	9,088,694	58.7%

Medical/Hospitals
Idaho Health Facility Authority Revenue	6.00% due 12/01/2023	200,000	229,520	1.5%
Idaho Health Facility Authority Revenue	6.25% due 12/01/2033	115,000	127,977	0.8%
		315,000	357,497	2.3%

Continued on next page.

6	November 30, 2013	Annual Report	The accompanying notes are an integral part of these financial statements.

Schedule of Investments
Tax-Exempt Municipal Bonds	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Municipal Leases
Nez Perce Co. ID COPS	4.50% due 02/01/2021	$150,000	$152,064	1.0%
		150,000	152,064	1.0%

Pollution Control
Caldwell ID Sewer Revenue	4.50% due 09/01/2019	100,000	111,938	0.7%
Idaho Bond Bank Authority	4.30% due 09/01/2022	135,000	137,001	0.9%
Idaho Bond Bank Authority¹	4.125% due 09/15/2023	75,000	79,014	0.5%
Moscow ID Sewer Revenue	4.45% due 05/01/2028	200,000	207,860	1.4%
		510,000	535,813	3.5%

Power Generation
Idaho Falls ID Electric Revenue¹	6.75% due 04/01/2019	90,000	98,749	0.6%
		90,000	98,749	0.6%

Real Estate
Idaho State Building Authority Revenue	5.00% due 09/01/2032	400,000	428,628	2.8%
Post Falls ID LID SPA	5.00% due 05/01/2021	240,000	236,201	1.5%
		640,000	664,829	4.3%

State Education
Boise State University ID Revenues	4.50% due 04/01/2027	250,000	257,375	1.7%
Boise State University ID Revenues	5.00% due 04/01/2034	385,000	395,102	2.6%
Idaho State University Revenues	4.625% due 04/01/2024	220,000	222,757	1.4%
University of Idaho Revenues	5.00% due 04/01/2019	200,000	209,496	1.3%
University of Idaho Revenues	5.00% due 04/01/2020	260,000	271,502	1.8%
University of Idaho Revenues	5.00% due 04/01/2028	225,000	239,002	1.5%
		1,540,000	1,595,234	10.3%

Transportation
Boise ID Airport Parking Facility Revenue	3.00% due 09/01/2028	210,000	178,122	1.2%
Idaho Housing & Finance Association	4.60% due 07/15/2023	250,000	264,235	1.7%
Idaho Housing & Finance Association	5.00% due 07/15/2024	200,000	213,250	1.4%
Idaho Housing & Finance Association¹	5.00% due 07/15/2027	50,000	52,430	0.3%
		710,000	708,037	4.6%

Urban Renewal
Boise City ID Urban Renewal Agency Lease Revenue	5.00% due 08/15/2020	160,000	169,179	1.1%
Boise City ID Urban Renewal Agency Lease Revenue¹	5.00% due 08/15/2021	90,000	94,596	0.6%
		250,000	263,775	1.7%

Water Supply
Chubbuck ID Water Revenue	4.00% due 09/01/2025	155,000	161,814	1.0%
Idaho Bond Bank Authority	4.00% due 09/15/2024	100,000	104,749	0.7%
Idaho Bond Bank Authority	5.00% due 09/15/2026	250,000	266,193	1.7%
Pocatello ID Water Revenue	4.50% due 02/01/2024	100,000	102,975	0.7%
Pocatello ID Water Revenue	4.75% due 02/01/2026	350,000	359,678	2.3%
		955,000	995,409	6.4%

Total investments	(Cost = $14,360,074)	$13,835,000	14,559,471	94.0%
Other assets (net of liabilities)			932,436	6.0%
Total net assets			$15,491,907	100.0%
¹ Indicates an odd lot. See note regarding odd lot securities on page 11.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2013	7

Statement of Assets and Liabilities
As of November 30, 2013

Assets
Investments in securities, at value (Cost $14,360,074)	$14,559,471
Cash	812,652
Interest receivable	168,902
Insurance reserve premium	800
Receivable for Fund shares sold	150
Total assets	15,541,975
Liabilities
Payable for Fund shares redeemed	15,808
Accrued expenses	15,799
Distributions payable	11,610
Payable to affiliates	6,851
Total liabilities	50,068
Net assets	$15,491,907

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$15,287,887
Undistributed tax free income	3,622
Accumulated net realized gain	1,001
Unrealized net appreciation on investments	199,397
Net assets applicable to Fund shares outstanding	$15,491,907

Fund shares outstanding	2,892,771

Net asset value, offering and redemption price per share	$5.36

Statement of Operations
Year ended November 30, 2013

Investment income
Interest income	$563,619
Gross investment income	563,619
Expenses
Investment adviser fees	80,158
Audit fees	9,620
Chief Compliance Officer expenses	3,209
Shareowner servicing	2,736
Filing and registration fees	2,539
Printing and postage	2,239
Trustee fees	2,188
Other expenses	1,578
Custodian fees	761
Legal fees	411
Retirement plan custodial fees	71
Total gross expenses	105,510
Less shareowner servicing fees waived	(2,736)
Less custodian fee credits	(761)
Net expenses	102,013
Net investment income	$461,606

Net realized gain from investments	$29,545
Net decrease in unrealized appreciation on investments	(954,720)
Net loss on investments	$(925,175)

Net decrease in net assets resulting from operations	$(463,569)

8	November 30, 2013	Annual Report	The accompanying notes are an integral part of these financial statements.

Statements of Changes of Net Assets	Year ended November 30, 2013	Year ended November 30, 2012
Increase (decrease) in net assets from operations
From operations
Net investment income	$461,606	$460,600
Net realized gain on investments	29,545	36,728
Net increase (decrease) in unrealized appreciation	(954,720)	495,979
Net increase (decrease) in net assets	(463,569)	993,307
Distributions to shareholders from
Net investment income	(461,601)	(460,825)
Capital gains distributions	(28,544)	(36,739)
Total distributions	(490,145)	(497,564)
Capital share transactions
Proceeds from sales of shares	2,303,561	1,081,366
Value of shares issued in reinvestment of dividends	395,157	396,137
Cost of shares redeemed	(2,768,811)	(1,574,954)
Net decrease in net assets	(70,093)	(97,451)
Total increase (decrease) in net assets	(1,023,807)	398,292

Net assets
Beginning of year	16,515,714	16,117,422
End of year	15,491,907	16,515,714

Undistributed tax-free income	$3,622	$3,617

Shares of the Fund sold and redeemed
Number of shares sold	422,138	192,360
Number of shares issued in reinvestment of dividends	72,290	70,444
Number of shares redeemed	(510,385)	(280,880)
Net decrease in number of shares outstanding	(15,957)	(18,076)

Financial Highlights	For Year Ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2013	2012	2011	2010	2009
Net asset value at beginning of year	$5.68	$5.51	$5.43	$5.43	$4.94
Income from investment operations
Net investment income	0.16	0.16	0.18	0.17	0.17
Net gain (loss) on securities (both realized & unrealized)	(0.31)	0.18	0.08	-	0.49
Total from investment operations	(0.15)	0.34	0.26	0.17	0.66
Less distributions
Dividends (from net investment income)	(0.16)	(0.16)	(0.18)	(0.17)	(0.17)
Distributions (from capital gains)	(0.01)	(0.01)	0.001	0.001	-
Total distributions	(0.17)	(0.17)	(0.18)	(0.17)	(0.17)
Paid-in capital from early redemption fees	-	-	0.00¹	0.00¹	0.00¹

Net asset value at end of year	$5.36	$5.68	$5.51	$5.43	$5.43

Total return	(2.70)%	6.33%	4.91%	3.26%	13.46%

Ratios / supplemental data
Net assets ($000), end of year	$15,492	$16,516	$16,117	$15,230	$14,610
Ratio of expenses to average net assets
Before shareowner servicing fee waiver and custodian fee credits	0.66%	0.62%	0.62%	0.74%	0.85%
After shareowner servicing fee waiver	0.64%	n/a	n/a	n/a	n/a
After shareowner servicing fee waiver and custodian fee credits	0.64%	0.62%	0.61%	0.73%	0.84%
Ratio of net investment income after custodian fee credits to average net assets	2.88%	2.89%	3.27%	3.23%	3.19%
Portfolio turnover rate	9%	12%	4%	2%	3%
¹ Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2013	9

Notes To Financial Statements

Note 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as a no-load, open-end, diversified series investment company under the Investment Company Act of 1940, as amended. Six portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the "Fund"). The other six portfolios are distributed through a separate prospectus and the results of those funds are contained in a separate report.

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Share valuation:

The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

Accounting Standards Codification (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table below is a summary of the inputs used as of November 30, 2013, in valuing the Fund's investments carried at value.

Fair Value Inputs	Total	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Municipal Bonds	$14,559,471	$-	$13,923,747	$635,724
Total Assets	$14,559,471	$-	$13,923,747	$635,724

10	November 30, 2013	Annual Report

Notes To Financial Statements (continued)

Level 3 Roll-Forward Municipal Securities
Beginning balance	$585,180
Total unrealized gains or losses	(23,898)
Purchases	58,812
Sales	(54,370)
Maturity/call	(20,000)
Transfers into (out of) Level 3	90,000
Ending balance	$635,724

Odd Lots:

The bid-side valuations provided by the independent pricing service are for institutional "round-lot" holdings ("Round Lots"). Round Lots consist of 100 bonds (approximately $100,000 each). Some of the Fund's holdings consist of less than a Round Lot and are considered "Odd Lots." Odd Lots trade at a discount to Round Lots to compensate for the effect of the fixed costs associated with any trade. To reflect this discount, the Fund applies a discount to the valuation of Odd Lot holdings as shown in the following chart.

Total Face Value	Adjustment to Price
Under 10,000	-0.750%
10,000-24,999	-0.625%
25,000-49,999	-0.500%
50,000-74,999	-0.375%
75,000-99,999	-0.250%
100,000 and up	none

Income taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax-free income dividends, and the requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax, no income tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010 — 2012), or expected to be taken in the Fund's 2013 tax return. The Fund identifies its major tax jurisdiction as US federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Derivative instruments and hedging activities:

The Fund has adopted the financial reporting rules and regulations that require enhanced disclosure which enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the fiscal year ended November 30, 2013, the Fund did not hold any derivative instruments.

Distributions to shareowners:

The Fund's dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month.

Distributions of capital gains, if any, are made at least annually and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take dividends in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in the state of Idaho.

Interest income is recognized on an accrual basis. Discounts on securities purchased are accreted and premiums are amortized over the lives of the respective securities.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Note 3 — Transactions with Affiliated Persons

Under contracts approved annually by the Fund's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal year ended November 30, 2013, the Fund incurred advisory fee expenses of $80,158. Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as transfer agent for the Fund, for which it did not receive any compensation during the year ended November 30, 2013. Saturna Capital has voluntarily elected to waive the transfer agent fee for an indefinite period, which may cease at Saturna Capital's election, to reduce the Fund's operating expenses. Such fees, had they been charged, would have totalled $2,736.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Annual Report	November 30, 2013	11

Notes To Financial Statements (continued)

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the year ended November 30, 2013, the Fund incurred retirement plan custodial fees of $71.

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital, Saturna Brokerage Services, and Saturna Trust Company. Mr Kaiser is not compensated by the Trust. For the fiscal year ended November 30, 2013, the Trust incurred compensation expenses of $29,000, which is included in $41,103 of total expenses for the independent Trustees. Idaho Tax-Exempt Fund paid $2,188 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal year ended November 30, 2013, the Fund paid $3,209 in compensation for such services.

On November 30, 2013, the trustees, officers, and their immediate families as a group directly or indirectly owned 11.36% of the outstanding shares of the Fund.

Note 4 — Investments

During the fiscal year ended November 30, 2013, the Fund purchased $1,534,526 of securities and sold/matured $1,424,732 of securities.

Note 5 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2013, and 2012 were as follows:

	2013	2012
Tax-exempt income	$461,601	$460,825
Capital gain¹	$28,544	$36,739

¹Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

The cost basis of investments for federal income tax purposes at November 30, 2013 were as follows:

Cost of investments	$14,360,074
Gross tax unrealized appreciation	454,667
Gross tax unrealized depreciation	(255,270)
Net tax unrealized appreciation	$199,397

As of November 30, 2013, the components of distributable earnings on a tax bases were as follows:

Undistributed tax exempt income	$3,622
Tax accumulated earnings	3,622
Undistributed capital gains	1,001
Unrealized appreciation	199,397
Total accumulated earnings	$204,020

Note 6 — Custodian

Under the agreement in place with Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reduction for the fiscal year ended November 30, 2013, amounted to $761.

Note 7 — Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12	November 30, 2013	Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Saturna Investment Trust,

We have audited the accompanying statements of assets and liabilities of Idaho Tax-Exempt Fund, a series of the Saturna Investment Trust (the "Trust"), including the schedule of investments as of November 30, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Idaho Tax-Exempt Fund as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
January 23, 2014

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

Annual Report	November 30, 2013	13

Expenses (unaudited)

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Saturna Individual Retirement Accounts. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2013, to November 30, 2013).

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2013]	Ending Account Value [November 30, 2013]	Expenses Paid During Period¹
Actual	$1,000.00	$986.70	$3.59
Hypothetical (5% return before expenses)	$1,000.00	$1,021.46	$3.65

¹ Expenses are equal to Idaho Tax-Exempt Bond Fund's annualized expense ratio of 0.72% (based on the most recent semi-annual period of June 1, 2013 through November 30, 2013) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

14	November 30, 2013	Annual Report

Trustees and Officers (unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Independent Trustees
(photo omitted)	John E. Love 1300 N. State Street Bellingham WA 98225 Age: 81	Independent Trustee since 1987; Independent Chairman	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Seven	None
(photo omitted)	Gary A. Goldfogel, MD 1300 N. State Street Bellingham WA 98225 Age: 55	Independent Trustee since 1995	Medical Examiner (pathologist); Owner, Avocet Environmental Testing (laboratory)	Seven	None
(photo omitted)	Herbert G. Grubel, PhD 1300 N. State Street Bellingham WA 98225 Age: 79	Independent Trustee since 2005	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Seven	Amana Mutual Funds Trust (retired 2011)
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA 1300 N. State Street Bellingham WA 98225 Age: 64	Independent Trustee since 2009	Retired (2009); Senior Vice President & Portfolio Manager, OppenheimerFunds Rochester Division	Ten	Amana Mutual Funds Trust; ICI Mutual Insurance Company
Interested Trustee
(photo omitted)	Nicholas F. Kaiser, MBA, CFA¹ 1300 N. State Street Bellingham WA 98225 Age: 67	President and Trustee since 1990	Chairman (retired president 2009), Saturna Capital Corporation (the Trust's investment adviser); Director, Saturna Brokerage Services (the Trust's distributor); Director, Saturna Trust Company	Ten	Amana Mutual Funds Trust

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees. The Fund's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800/SATURNA and on the Fund's website, www.idahotaxexemptfund.com, includes additional information about the Trustees.

On November 30, 2013 the Trustees, officers, and their related accounts as a group owned 11.36% of the outstanding shares of the Fund. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor.

¹ Mr. Kaiser is an "interested person" of the Trust as an officer of the Adviser, Saturna Capital Corporation ,and a director of the Distributor, Saturna Brokerage Services. He holds the same positions with Amana Mutual Funds Trust, which has three fund portfolios, and is also managed by Saturna Capital Corporation.

Annual Report	November 30, 2013	15

Trustees and Officers (continued) (unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Officers Who Are Not Trustees
(photo omitted)	Phelps S. McIlvaine¹ 1300 N. State Street Bellingham, WA 98225 Age: 60	Vice President since 1994	Vice President, Saturna Capital Corporation (the Trust's investment adviser); Director, Saturna Brokerage Services (the Trust's distributor)	N/A	N/A
(photo omitted)	Ethel B. Bartolome¹ 1300 N. State Street Bellingham, WA 98225 Age: 41	Secretary since 2001	Corporate Administrator, Saturna Capital Corporation (the Trust's investment adviser)	N/A	N/A
(photo omitted)	Christopher R. Fankhauser¹ 1300 N. State Street Bellingham, WA 98225 Age: 41	Treasurer since 2002	Chief Operations Officer, Saturna Capital Corporation (the Trust's investment adviser); Vice President and Chief Operations Officer, Saturna Brokerage Services (the Trust's Distributor);
			Director, Vice President, and Chief Operations Officer, Saturna Trust Company	N/A	N/A
(photo omitted)	Michael E. Lewis¹ 1300 N. State Street Bellingham, WA 98225 Age: 52	Chief Compliance Officer since 2012	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds; District Director, Seattle Office, Financial Industry Regulatory Authority (FINRA)	N/A	N/A

¹ Messrs. McIlvaine, Fankhauser, and Lewis, and Mrs. Bartolome are "interested persons" of the Trust as officers and/or employees of the Adviser, Saturna Capital Corporation. Messrs. Fankhauser and Lewis, and and Mrs. Bartolome hold the same positions with Amana Mutual Funds Trust, which has three fund portfolios, and is also managed by Saturna Capital Corporation.

16	November 30, 2013	Annual Report

Renewal of Investment Advisory Contract

During their meeting of September 13, 2013, the Trustees of Saturna Investment Trust discussed the question of renewing the Investment Advisory and Administration Agreement between Idaho Tax-Exempt Fund ("Fund") and Saturna Capital Corporation ("Saturna"), and discussed the nature, extent, and quality of the services provided by Saturna. The Trustees took into consideration that the Fund offers a full range of high-quality investor services. The Trustees discussed Saturna's experience, ability, and commitment to quality in-house service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution — in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational problems, plus its substantial investments in premises, personnel, training, and equipment to meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced, and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of any mutual fund. They appreciate Saturna' s focus on investors, avoiding potential conflicts of interest.

The Trustees found such information helpful in establishing expectations regarding the performance of the adviser and whether to continue the advisory contract.

The Trustees reviewed the fees and expenses of the Fund. The Trustees found the expense ratio acceptable and to be advantageous to shareowners given the size of the Fund, services provided, and expenses incurred.

The Trustees reviewed Saturna' s financial information and discussed the issue of lack of profitability related to management and administration of the Fund as part of their evaluation of whether the fees under the advisory contract bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent and quality of such services. The Trustees noted Saturna's sharing of its revenues to pay marketing and distribution costs of the Fund.

The Trustees noted that, although the assets of the Fund have grown, the Fund remains small, and there has been no opportunity for Saturna to demonstrate economies of scale. In fact, Saturna continues to operate the Fund at significant cost to itself. The Trustees also considered whether there are other potential benefits to Saturna from acting as investment adviser and found none.

The Trustees considered the fees charged by Saturna to other kinds of accounts and the different services provided to those accounts, as well as the ways in which Saturna' s service and work done for other accounts it manages benefit the Fund.

The Trustees concluded that the fees paid by the Fund to Saturna were reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided and profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Fund. Following this discussion, the Trustees unanimously agreed to renew the Fund's advisory agreement with Saturna.

Annual Report	November 30, 2013	17

Availability of Quarterly Portfolio Information

(1) The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Fund's Form N-Q is available on the SEC's website at www.sec.gov and at www.idahotaxexemptfund.com.

(3) The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

(4) The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www. idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800/SATURNA (1-800-728-8762).

Householding Policy

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 800/SATURNA or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 800/SATURNA or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

18	November 30, 2013	Annual Report

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Annual Report	November 30, 2013	19

www.idahotaxexemptfund.com

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

(logo omitted)
Saturna Capital
1300 N. State Street
Bellingham, WA 98225
www.saturna.com
(800) SATURNA

Saturna Brokerage Services, Distributor

Item 2. Code of Ethics.

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at http://www.saturna.com/codeofethics.shtml.

Item 3. Audit Committee Financial Expert.

(a)(1)(i) The Trust has an audit committee financial expert serving on its audit committee.

(a)(2)(ii) As of November 30, 2013, Mr. Ronald H. Fielding, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
For the fiscal years ending November 30, 2013, and 2012, the aggregate audit fees billed for professional services rendered by the principal accountant were $85,000 and $81,000, respectively.

(b) Audit-Related Fees
There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending November 30, 2013, and 2012.

(c) Tax Fees
For the fiscal years ending November 30, 2013, and 2012, the aggregate tax fees billed for professional services rendered by the principal accountant were $18,000 and $17,100, respectively. Service includes preparation of the Funds' federal and state income tax returns.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending November 27, 2013, and 2012.

(e)(1) Audit & Compliance Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Saturna Investment Trust Audit & Compliance Committee Charter:

C. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 17, 2013, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a) Code of Ethics.

(b) Certifications.

(1) Nicholas Kaiser, President, Saturna Investment Trust
(2) Christopher Fankhauser, Treasurer, Saturna Investment Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: January 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: January 29, 2014

By:

/s/ Christopher Fankhauser
Christopher Fankhauser, Treasurer

Date: January 29, 2014

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